Exhibit 10.1


                               INDENTURE OF TRUST



                                     BETWEEN



                         NEW YORK STATE ENERGY RESEARCH
                            AND DEVELOPMENT AUTHORITY



                                       AND



                                 CITIBANK, N.A.,
                                   as Trustee



                          Dated as of November 1, 2005



                                 - relating to -
                    $82,000,000 Gas Facilities Revenue Bonds
(The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project),



                                  2005 Series A

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

                                TABLE OF CONTENTS
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                                                                                                               Page



                                    ARTICLE I

                                   DEFINITIONS
Section 1.01.     Definitions of Specific Terms...................................................................5
Section 1.02.     Rules of construction..........................................................................13

                                   ARTICLE II

        DESCRIPTION; AUTHORIZATION; MANNER OF EXECUTION; AUTHENTICATION;
                       REGISTRATION AND TRANSFER OF BONDS

Section 2.01.     Authorization of Bonds; Issuance of Bonds in one or more series; designation of Bonds..........15
Section 2.02.     Creation and particulars of the Bonds; form of Bonds...........................................16
Section 2.03.     Application of Bond Proceeds...................................................................17
Section 2.04.     Mutilated, lost, stolen or destroyed Bonds.....................................................17
Section 2.05.     Temporary Bonds................................................................................18
Section 2.06.     Execution and Authentication of Bonds..........................................................18
Section 2.07.     Books of Registry..............................................................................19
Section 2.08.     Persons treated as owners......................................................................19
Section 2.09.     Transfer, Registration and Exchange of Bonds...................................................19
Section 2.10.     Global Form; Securities Depository.............................................................20

                                   ARTICLE III

                      SECURITY FOR BONDS; ISSUANCE OF BONDS

Section 3.01.     Pledge and assignment effected by Indenture; Bonds equally and ratably secured.................23
Section 3.02.     Issuance of Bonds..............................................................................23

                                   ARTICLE IV

                         CORPORATION OBLIGATION PAYMENTS

Section 4.01.     Company Obligation Payments....................................................................25
Section 4.02.     Credits on the Company Obligation..............................................................25


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                                    ARTICLE V

                                   [RESERVED]


                                   ARTICLE VI

                  CREATION OF SPECIAL FUNDS AND ACCOUNTS; APPLICATION AND INVESTMENT OF REVENUES

Section 6.01.     Creation of Funds and Accounts.................................................................27
Section 6.02.     Deposit of Company Obligation Payments.........................................................27
Section 6.03.     Application of Monies in the Bond Fund.........................................................28
Section 6.04.     Investment of Funds............................................................................29

                                   ARTICLE VII

                                   [RESERVED]


                                  ARTICLE VIII

                                 CREDIT FACILITY

Section 8.01.     Provisions with respect to the Bond Insurer....................................................31
Section 8.02.     Rights of Credit Facility Issuer...............................................................33

                                   ARTICLE IX

                               REDEMPTION OF BONDS

Section 9.01.     Bonds to be redeemed only in manner provided in Article IX.....................................34
Section 9.02.     Special Tax Redemption Provisions..............................................................35
Section 9.03.     Selection of Bonds to be Redeemed..............................................................37
Section 9.04.     Notice of redemption...........................................................................37
Section 9.05.     Effect of Redemption...........................................................................38
Section 9.06.     Extraordinary Redemption at demand of the State................................................38
Section 9.07.     Purchase of Bonds..............................................................................38
Section 9.08.     Cancellation of Redeemed Bonds.................................................................39

                                    ARTICLE X

                               THE PRIOR BOND FUND

Section 10.01.    Prior Bond Fund................................................................................39

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                                   ARTICLE XI

                              PARTICULAR COVENANTS

Section 11.01.    Payment of principal of, interest on, and redemption premium of Bonds..........................40
Section 11.02.    Performance of covenants.......................................................................40
Section 11.03.    Further instruments............................................................................40
Section 11.04.    Inspection of Project books....................................................................40
Section 11.05.    No extension of time of payment of interest....................................................40
Section 11.06.    Trustee's and Registrar and Paying Agent's fees, charges and expenses; Indemnification of Authority and Trustee.......................................................................40
Section 11.07.    Agreement of the State.........................................................................41
Section 11.08.    Recording and Filing...........................................................................41
Section 11.09.    Rights Under the Participation Agreement.......................................................41

                                   ARTICLE XII

                              DEFAULTS AND REMEDIES

Section 12.01.    Events of Default..............................................................................42
Section 12.02.    Notice to Holders and Others Upon Occurrence of an Event of Default or a Payment
                  Default........................................................................................42
Section 12.03.    Declaration of Principal and Interest As Due...................................................43
Section 12.04.    Action by Trustee Upon Occurrence of Event of Default..........................................44
Section 12.05.    Powers of Trustee With Respect to Participation Agreement and Other Agreements.................45
Section 12.06.    Disposition of Monies in Event of Insufficiencies in Funds and Accounts........................46
Section 12.07.    Effect of Delay or Omission; Waiver of Default; Direction of Remedial Proceedings by
                  the Holders....................................................................................47
Section 12.08.    Suits or Actions by Holders; Any Holder May Enforce Overdue Payment of His or Her Bond
                  or Interest Thereon............................................................................48
Section 12.09.    Remedies Not Exclusive.........................................................................49
Section 12.10.    Effect of Abandonment of Proceedings on Default................................................49
Section 12.11.    Interest on Overdue Amounts....................................................................49

                                  ARTICLE XIII

        CONCERNING THE TRUSTEE; APPOINTMENT OF REGISTRAR AND PAYING AGENT

Section 13.01.    Appointment of Trustee.........................................................................50
Section 13.02.    Indemnification of Trustee as Condition for Remedial Action....................................50
Section 13.03.    Trustee Not Liable for Failure of the Authority or Company to Act..............................50
Section 13.04.    Certain Duties and Responsibilities of the Trustee.............................................50
Section 13.05.    Limitations on Obligations and Responsibilities of Trustee and Registrar and Paying
                  Agent..........................................................................................53
Section 13.06.    Compensation and Indemnification of Trustee....................................................54
Section 13.07.    Statements from Trustee........................................................................54


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Section 13.08.    Notice of Default..............................................................................54
Section 13.09.    Trustee and Registrar and Paying Agent May Deal in Bonds.......................................55
Section 13.10.    Trustee and the Registrar and Paying Agent Not Responsible For Recitals........................55
Section 13.11.    Qualification of the Trustee...................................................................55
Section 13.12.    Resignation and Removal of Trustee.............................................................55
Section 13.13.    Successor Trustee..............................................................................57
Section 13.14.    Appointment of Registrar and Paying Agent......................................................57
Section 13.15.    Trustee may intervene in judicial proceedings involving Authority or the Company...............57
Section 13.16.    General Provisions Regarding Registrar and Paying Agent........................................58
Section 13.17.    Payment of Registrar and Paying Agent; Indemnification.........................................59
Section 13.18.    Registrar and Paying Agent's Performance; Duty of Care.........................................59
Section 13.19.    Qualifications of Registrar and Paying Agent...................................................59
Section 13.20.    Resignation or Removal of Registrar and Paying Agent and Successor to Registrar and
                  Paying Agent; Termination of Registrar and Paying Agent's Obligations..........................59
Section 13.21.    Appointment of Additional Paying Agents; Each Paying Agent to Hold Money in Trust..............60

                                   ARTICLE XIV

         EXECUTION OF INSTRUMENTS BY BONDHOLDERS AND OWNERSHIP OF BONDS;
          EXCLUSION OF BONDS OWNED BY THE AUTHORITY OR THE CORPORATION

Section 14.01.    Execution of Requests, Directions and Consents and Other Instruments and Proof of
                  Same; Ownership of Bonds and Proof of Same.....................................................61
Section 14.02.    Meetings of Holders............................................................................62
Section 14.03.    Exclusion of Bonds Held by or for the Authority, the Company and of Bonds No Longer
                  Deemed Outstanding Hereunder...................................................................63

                                   ARTICLE XV

    AMENDING AND SUPPLEMENTING THE INDENTURE AND THE PARTICIPATION AGREEMENT

Section 15.01.    Amending and Supplementing Indenture Without Consent of Holders................................64
Section 15.02.    Amending and Supplementing Indenture with Consent of Holders...................................65
Section 15.03.    Notation upon Bonds; New Bonds Issued upon Amendments..........................................66
Section 15.04.    Effectiveness of Supplemental Indentures.......................................................66
Section 15.05.    Supplemental Indenture Affecting Credit Facility Issuer........................................66
Section 15.06.    Supplemental Agreements Not Requiring the Consent of the Holders...............................66
Section 15.07.    Notice and Consent for Supplemental Agreements Requiring the Consent of the Holders............67
Section 15.08.    Effectiveness of Supplemental Agreement........................................................67
Section 15.09.    Supplemental Agreement Affecting Credit Facility Provider......................................67


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                                   ARTICLE XVI

                                   DEFEASANCE

Section 16.01.    Discharge of Liens and Pledges; Bonds No Longer Deemed to be Outstanding Hereunder.............69
Section 16.02.    Release of Indenture, Termination of Right, Title and Interest of Trustee......................70
Section 16.03.    Bonds Not Presented for Payment When Due; Monies Held for the Bonds after Due Date of
                  Bonds..........................................................................................70

                                  ARTICLE XVII

             FORM OF BONDS AND ENDORSEMENT AND ASSIGNMENT PROVISIONS

Section 17.01.    Form of Bonds and Endorsement and Assignment Provisions........................................72

                                  ARTICLE XVIII

                                  MISCELLANEOUS

Section 18.01.    Benefits of Indenture Limited to Authority, Company, Trustee, Registrar and Paying
                  Agent, Credit Facility Issuer, and Holders of the Bonds........................................73
Section 18.02.    Indenture a Contract; Indenture Binding Upon Successors or Assigns of the Authority............73
Section 18.03.    Notice to Holders of Bonds.....................................................................73
Section 18.04.    Waiver of Notice...............................................................................73
Section 18.05.    Effect of Saturdays, Sundays and Non-Business Days.............................................74
Section 18.06.    Partial Invalidity.............................................................................74
Section 18.07.    Law and Place of Enforcement of Indenture......................................................74
Section 18.08.    Requests, Approvals and Directions of Authority................................................74
Section 18.09.    Notices, Demands; Requests.....................................................................74
Section 18.10.    Effect of Article and Section Headings and Table of Contents...................................76
Section 18.11.    Liability of Authority Limited to Revenues.....................................................76
Section 18.12.    Waiver of Personal Liability...................................................................76
Section 18.13.    Indenture May be Executed in Counterparts; Effectiveness of Indenture..........................76
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                                       v



     THIS INDENTURE OF TRUST, made and dated as of November 1, 2005 (the "Indenture"), by and between New York State Energy Research and Development Authority (the "Authority"), a body corporate and politic, constituting a public benefit corporation, and Citibank, N.A., as trustee (the "Trustee"), a national association organized and existing under the laws of the United States of America with its principal corporate trust office located in The City of New York.

                          W I T N E S S E T H  T H A T:

     WHEREAS, pursuant to special act of the Legislature of the State of New York (Title 9 of Article 8 of the Public Authorities Law of New York, as from time to time amended and supplemented, herein called the "Act"), the Authority has been established as a body corporate and politic, constituting a public benefit corporation; and

     WHEREAS, pursuant to the Act, the Authority is empowered to contract with any power company to participate in the incorporation of features in power plants and the construction of associated facilities to the extent required by the public interest in development, health, recreation, safety, conservation of natural resources and aesthetics; and

     WHEREAS, pursuant to the Act, the Authority has also been empowered to extend credit and make loans from bond and note proceeds to any person for the construction, acquisition and installation of, or for the reimbursement to any person for costs in connection with, any special energy project (as defined in the Act), including, but not limited to, any land, works, system, building or other improvement, and all real and personal properties of any nature or any interest in any of them which are suitable for or related to the furnishing, generation or production of energy; and

     WHEREAS, the Authority is also authorized under the Act to borrow money and issue its negotiable bonds and notes to provide sufficient monies for achieving its corporate purposes; and

     WHEREAS, the Authority is also authorized under the Act to enter into any contracts and to execute all instruments necessary or convenient for the exercise of its corporate powers and the fulfillment of its corporate purposes, including the refunding of outstanding bonds and notes of the Authority; and

     WHEREAS, The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York (the "Company") is a public utility corporation doing business in the State of New York; and

     WHEREAS, the Company has requested that the Authority issue bonds for the purpose of refunding the Authority's Adjustable Rate Gas Facilities Revenue Bonds, Series 1989A (The Brooklyn Union Gas Company Project) and Adjustable Rate Gas Facilities Revenue Bonds, Series 1989B (The Brooklyn Union Gas Company Project) in the aggregate principal amount of $82,000,000 (collectively, the "Prior Bonds") which were issued to provide funds for the acquisition, construction, and installation of certain facilities for the local furnishing of gas within The City of New York; and

     WHEREAS, pursuant to Resolution No. 1093 adopted September 19, 2005, the Authority has determined to issue the Bonds, in an aggregate principal amount not to exceed $82,000,000, for the purpose of refunding the Prior Bonds, all such Bonds to be issued under and secured by this Indenture; and

     WHEREAS, contemporaneously with the execution hereof, the Company and the Authority have entered into a Participation Agreement of even date herewith (herein referred to as the "Participation Agreement"); and

     WHEREAS, the bonds to be issued will be in the aggregate principal amount of $82,000,000 and will be designated as Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series A (the "Bonds"), which, along with other funds to be provided by the Company, will be used to refund the Prior Bonds, such Bonds to be issued under and secured by this Indenture; and

     WHEREAS, simultaneously with the issuance and delivery of such Bonds, the Company will execute and deliver a promissory note dated the date of issuance of such Bonds (the "Company Obligation") as evidence of its obligation to make payments required by the Participation Agreement; and

     WHEREAS, all acts, conditions and things necessary or required by the Constitution and statutes of the State of New York, or otherwise, to exist, happen, and be performed as prerequisites to the passage of this Indenture, do exist, have happened, and have been performed; and

     WHEREAS, the Trustee has accepted the trusts created by this Indenture and in evidence thereof has joined in the execution hereof; and

     NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Authority hereby agrees with the Trustee and with the respective owners, from time to time, of the Bonds or any part thereof as follows:

     That in order to declare the terms and conditions upon which the Bonds are authenticated, issued and delivered, and in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the Holders thereof, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure payment of the principal of and premium, if any, and interest on the Bonds according to their tenor and effect and the performance and observance by the Authority of all covenants, agreements and conditions herein and in the Bonds contained, the Authority has acknowledged, executed, signed and delivered this Indenture, has caused or will cause the Company to deliver to the Trustee the Company Obligation pursuant to the Participation Agreement, and hereby assigns, confirms, pledges with and sets over and entrusts to the Trustee hereunder, its successors in trust and assigns, subject to the provisions of this Indenture (the following being called the "Trust Estate"): (a) the Revenues, (b) the Participation Agreement dated as of November 1, 2005 (the
"Participation Agreement"), and all rights, remedies and interest of the Authority under the Participation Agreement and any other agreement relating to the Project (exclusive of the Authority's rights, but in no way in any derogation of the Trustee's rights, with respect to (i) administrative compensation, attorney's fees and indemnification, (ii) the receipt of notices, opinions, reports, copies of instruments and other items of a similar nature required to be delivered to the Authority under the Participation Agreement,
(iii) granting approvals and consents and making determinations when required under the Participation Agreement, (iv) making requests for information and inspections in accordance with the Participation Agreement, (v) Article III and Sections 4.04, 4.08, 4.09 and 4.10 of the Participation Agreement and, insofar as the obligations of the Company under Section 4.07 relate to taxes and assessments imposed upon the Authority and not the Trustee, Section 4.07 thereof, and (vi) the right to amend the Participation Agreement), (c) the Tax Regulatory Agreement dated November 1, 2005 (the "Tax Regulatory Agreement"), and all rights, remedies and interest of the Authority thereunder, subject to the provisions of the Tax Regulatory Agreement relating to the amendment thereof and to a reservation by the Authority of the right to enforce the obligations of the Company thereunder independently of the Trustee, (d) all other monies, rights and properties held by the Trustee or other depositary under the Indenture, including, but only for the benefit of the persons specified herein, the proceeds of any draw, borrowing or payment under any Credit Facility (other than the Policy), and the securities (and the interest, income and profits therefrom) in which such monies may from time to time be invested (exclusive of the proceeds of a Credit Facility (as hereinafter defined) and of amounts on deposit in the Rebate Fund (as hereinafter defined)), and (e) any and all other real or personal property of every nature from time to time hereafter by delivery or by writing of any kind specially mortgaged, pledged, or hypothecated, as and for additional security hereunder, by the Company in favor of the Trustee or the Authority which are hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

     TO HAVE AND TO HOLD, all and singular of said Trust Estate unto the Trustee, its successors in trust and assigns, forever, in trust, nevertheless, to inure to the use and benefit of the Holders of all the Bonds, for the securing of the observance or performance of all the terms, provisions and conditions therein and herein contained and for the equal and proportionate benefit and security of all and singular the present and future Holders of the Bonds, without preference, priority, prejudice or distinction as to lien or otherwise of any Bond over any other Bond, to the end that each Holder of a Bond shall have the same rights, privileges and lien under and by virtue of this Indenture, except as hereinafter otherwise specifically provided;

     AND UPON THE CONDITION THAT, if the Authority shall cause to be paid fully and promptly and indefeasibly when due all of its indebtedness, liabilities, obligations and sums at any time secured hereby, including interest, its Trustee's fees, reasonable expenses (including its reasonable attorneys' fees and expenses), and indemnity amounts and shall promptly, faithfully and strictly keep, perform and observe, or cause to be kept, performed and observed, all of its covenants, obligations, warranties and agreements contained herein, then and in such event, this Indenture shall be and become void and of no further force and effect, otherwise the same shall remain in full force and effect.

     THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all said income and Revenues hereby pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Authority has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective Holders, from time to time, of the said Bonds, or any part thereof, as follows (provided that in the performance of the agreements of the Authority herein contained any obligation it may thereby incur for the payment of money shall never constitute a general or moral obligation of the State of New York or any political subdivision thereof within the meaning of any state constitutional provision or statutory limitation, and shall not be secured directly or indirectly by the full faith and credit, the general credit or any revenue or taxes of the State of New York or any political subdivision thereof, but shall be payable solely out of the income and Revenues derived under the Participation Agreement and the Company Obligation and from drawings under the Credit Facility (other than the Policy), if any, and other monies, rights and properties of the Trust Estate), that is to say:

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01. Definitions of Specific Terms. Unless the context shall clearly indicate some other meaning or may otherwise require, the terms defined in this Section shall, for all purposes of this Indenture and of any indenture, resolution or other instrument amendatory hereof or supplemental hereto and of any certificate, opinion, instrument or document herein or therein mentioned, have the meanings herein specified, with the following definitions to be equally applicable to both the singular and plural forms of any terms herein defined and vice versa.

     Act shall mean the New York State Energy Research and Development Authority Act, Title 9 of Article 8 of the Public Authorities Law of the State of New York, as from time to time amended and supplemented.

     Additional Payments shall mean the fees and expenses payable pursuant to Sections 4.04 and 4.05 of the Participation Agreement.

     Administration Fees shall mean the amounts payable by the Company to the Authority pursuant to Section 4.04 of the Participation Agreement to defray a portion of the expenses incurred by the Authority in conducting and administering its financing programs and the amount payable as state bond issuance charge pursuant to Section 4.04 of the Participation Agreement.

     Authority shall mean New York State Energy Research and Development Authority, the public benefit corporation created by the Act, and its successors and assigns.

     Authorized Company Representative shall mean any officer or other employee of the Company at the time designated to act on behalf of the Company by written certificate furnished to the Authority and the Trustee containing the specimen signature of such person and signed on behalf of the Company by its Chairman, President or a Vice President and its Secretary or an Assistant Secretary.

     Authorized Officer shall mean the Chair, Vice-Chair, President, Vice President, Treasurer, Assistant Treasurer or Secretary of the Authority.

     Bond or Bonds shall mean $82,000,000 aggregate principal amount of the "Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series A" issued as authorized in Article II at any time Outstanding.

     Bond Counsel shall mean an attorney or firm or firms of attorneys, satisfactory to the Authority, experienced in laws relating to tax exemption of interest on bonds of states and their political subdivisions.

     Bond Fund shall mean the Bond Fund created in Article VI.

     Bond Insurer shall mean Financial Guaranty Insurance Company, or any successor thereto.

     Bond Purchase Agreement shall mean the Bond Purchase Agreement, dated October 26, 2005, among the Authority, the Company and the underwriters named therein.

     Bond Year shall have the meaning set forth in the Tax Regulatory Agreement.

     Business Day shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange or banks are authorized or obligated by law or executive order to close in New York, New York, or any city in which is located the principal corporate trust office of the Trustee, the Registrar and Paying Agent or the Bond Insurer.

     Code shall mean the Internal Revenue Code of 1986, as amended from time to time. Each reference to a section of the Code herein shall be deemed to include the United States Treasury Regulations proposed or in effect thereunder and applied to the Bonds or the use of proceeds thereof, and also includes all amendments and successor provisions unless the context clearly requires otherwise.

     Company shall mean The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York, and any surviving, resulting or transferee corporation in any merger, consolidation or transfer of assets permitted under the Participation Agreement.

     Company Obligation shall mean the promissory note of the Company executed by the Company and delivered to the Trustee, to evidence the obligations of the Company to repay the loan to be made by the Authority pursuant to the Participation Agreement.

     Company Obligation Payments shall mean the portion of the Payments required to be made by the Company pursuant to Article IV of the Participation Agreement and the Company Obligation to be applied to the payment of principal of, premium, if any, and interest on the Bonds.

     Computation Period shall have the meaning set forth in the Tax Regulatory Agreement entered into by the Authority and the Company in connection with the Bonds.

     construction, when used with respect to the Project, shall include, without limitation, the construction, acquisition and installation of such Project.

     Credit Facility shall mean any instrument satisfactory to the Authority and the Bond Insurer entered into or obtained in connection with the Bonds, such as a letter of credit, committed line of credit, insurance policy, surety bond or standby bond purchase agreement, or any combination of the foregoing, and issued by a bank or banks, other financial institution or institutions, or any combination of the foregoing which provides for the payment of principal of and interest on all Bonds coming due and payable during the term thereof.

     Credit Facility Issuer shall mean any bank or banks or other financial institution or institutions, having issued any Credit Facility.

     DTC shall mean The Depository Trust Company, New York, New York, a limited purpose trust company organized under the laws of the State of New York.

     Effective Date shall mean November 1, 2005.

     Event of  Default  shall  mean any event of  default  specified  in Section
12.01.

     Fiscal Year shall mean the fiscal year of the Company as established from time to time by the Company which as of the Effective Date is the twelve-month period commencing on January 1 of each calendar year and ending on December 31 of such calendar year.

     Fitch shall mean Fitch Ratings and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or shall be replaced by some other nationally recognized rating agency by the Authority at the request of the Company, "Fitch" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.

     Governmental Obligations shall mean any of the following which are non-callable:

          (a) U.S. Treasury Certificates, Notes and Bonds (including State and Local Government Series);

          (b) direct general obligations of the U.S. Treasury which have been stripped by the Treasury itself, CATS, TIGRS and similar securities;

          (c) the interest component of Resolution Funding Corp. (REFCORP) strips which have been stripped by request to the Federal Reserve Bank of New York in book-entry form;

          (d) pre-refunded municipal bonds rated "Aaa" by Moody's and "AAA" by S&P. If, however, the issue is only rated by S&P (i.e., there is no Moody's rating), then the pre-refunded bonds must have been pre-refunded with cash, direct U.S. or U.S. guaranteed obligations, or AAA rated pre-refunded municipals to satisfy this condition;

          (e) obligations issued by the following agencies which are backed by the full faith and credit of the U.S.: direct obligations or fully guaranteed certificates of beneficial ownership issued by the U.S. Export-Import Bank; certificates of beneficial ownership issued by the Farmers Home Administration; obligations issued by the Federal Financing Bank; participation certificates issued by the General Services Administration; guaranteed Title XI financing by the U.S. Maritime Administration; and Project Notes, Local Authority Bonds, New Communities Debentures - U.S. government guaranteed debentures and U.S. Public Housing Notes and Bonds - U.S. government guaranteed public housing notes and bonds issued by the U.S. Department of Housing and Urban Development.

     Indenture shall mean this Indenture of Trust, dated as of November 1, 2005, between the Authority and the Trustee, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

     Insurance Agreement shall mean the Insurance Agreement dated November 1, 2005, by and among the Company, the Trustee and the Bond Insurer.

     Investment Securities shall mean any of the following which at the time are legal investments under the laws of the State of New York for the monies held hereunder:

     1. Direct obligations of the United States of America and securities fully and unconditionally guaranteed as to the timely payment of principal and interest by the United States of America ("U.S. Government Securities").

     2. Direct obligations (excluding all derivative obligations, including without limitation inverse floaters, residuals, interest-only, principal-only and range notes; obligations that have a possibility of returning a zero or negative yield if held to maturity; obligations that do not have a fixed par value or those whose terms do not promise a fixed dollar amount at maturity or call date; and Collateralized Mortgage-Backed Obligations (collectively, "Excluded Securities")) of the following federal agencies which are fully guaranteed by the full faith and credit of the United States of America:

          (a) Export-Import Bank of the United States - Direct obligations and fully guaranteed certificates of beneficial interest

          (b)  Federal Housing Administration - debentures

          (c)  General Services Administration - participation certificates

          (d)  Government National Mortgage  Association  ("GNMAs") - guaranteed
               mortgage-backed    securities   and   guaranteed    participation
               certificates

          (e)  Small   Business   Administration   -  guaranteed   participation
               certificates and guaranteed pool certificates

          (f) U.S. Department of Housing & Urban Development - local authority bonds

          (g)  U.S. Maritime Administration - guaranteed Title XI financings

          (h) Washington Metropolitan Area Transit Authority - guaranteed transit bonds

     3.   Direct  obligations   (excluding  all  Excluded   Securities)  of  the
          following federal agencies which are not fully guaranteed by the faith and credit of the United States of America:

          (a) Federal National Mortgage Association ("FNMAs") - senior debt obligations rated Aaa by Moody's Investors Service ("Moody's") and AAA by Standard & Poor's Ratings Services ("S&P")

          (b) Federal Home Loan Mortgage Corporation ("FHLMCs") - participation certificates and senior debt obligations rated Aaa by Moody's and AAA by S&P

          (c)  Federal  Home Loan  Banks -  consolidated  debt  obligations  (d)
               Student  Loan  Marketing   Association  -  debt  obligations  (e)
               Resolution Funding Corporation - debt obligations

     4. Direct, general obligations of any state of the United States of America or any subdivision or agency thereof whose uninsured and unguaranteed general obligation debt is rated, at the time of purchase, A2 or better by Moody's and A or better by S&P, or any
          obligation  fully  and   unconditionally   guaranteed  by  any  state,
          subdivision or agency whose uninsured and unguaranteed general obligation debt is rated, at the time of purchase, A2 or better by Moody's and A or better by S&P.

     5. Commercial paper (having original maturities of not more than 270 days) rated, at the time of purchase, P-1 by Moody's and A-1 or better by S&P.

     6. Certificates of deposit, savings accounts, deposit accounts or money market deposits in amounts that are continuously and fully insured by the Federal Deposit Insurance Corporation ("FDIC"), including the Bank Insurance Fund and the Savings Association Insurance Fund.

     7. Certificates of deposit, deposit accounts, federal funds or bankers' acceptances (in each case having maturities of not more than 365 days following the date of purchase) of any domestic commercial bank or United States branch office of a foreign bank, provided that such bank's short-term certificates of deposit are rated P-1 by Moody's and A-1 or better by S&P (not considering holding company ratings).

     8.   Investments in money-market funds rated AAAm or AAAm-G by S&P.

     9. Money market funds having a rating in the highest investment category given to money market funds by recognized credit rating agencies at the time of acquisition, including any fund for which the Trustee or an affiliate of the Trustee serves as an investment advisor, administrator, shareholder servicing agent, custodian or sub-custodian, notwithstanding that (i) the Trustee or an affiliate of the Trustee charges and collects fees and expenses from such funds for services rendered (provided that such charges, fees and expenses are on terms consistent with terms negotiated at arm's length) and (ii) the Trustee charges and collects fees and expenses for services rendered, pursuant to this Indenture.

     Interest Payment Date shall mean the February 1 or August 1 next succeeding the Effective Date and each February 1 or August 1 thereafter; provided, however, that if the February 1 or August 1 next succeeding the Effective Date occurs less than twenty-one (21) days after such Effective Date, the first Interest Payment Date shall be the second such date following such Effective Date; provided, however, that if any such date determined in any of the foregoing clauses is not a Business Day, the Interest Payment Date shall be the next succeeding day which is a Business Day.

     Moody's shall mean Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or if Moody's shall be replaced, subject to the definition of "prevailing rating" in the definition of Applicable Percentage, by some other nationally recognized rating agency by the Authority at the request of the Company, "Moody's" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.

     Officer's Certificate shall mean a certificate signed by an Authorized Officer of the Authority.

     Opinion of Bond Counsel shall mean a written opinion of Bond Counsel.

     Outstanding, whether appearing in upper or lower case, when used with respect to any Bond shall mean, as of any date, any Bond theretofore or thereupon being authenticated and delivered pursuant to this Indenture (including Bonds considered to be "Outstanding" in accordance with Section 8.01.1(b) hereof), except:

          (a) a Bond cancelled by the Trustee or accepted by the Trustee for cancellation at or prior to such date;

          (b) Bonds that have been redeemed in accordance with the terms hereof;

          (c) Bonds paid or deemed to be paid as  provided  in  Article  XVI and
     Section 2.04;

          (d) Bonds in lieu of or in substitution for which other Bonds shall have been authenticated and delivered pursuant to the Indenture; and

provided, however, that in determining whether the owners of the requisite principal amount of Bonds outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds held by or for the account of the Company shall be disregarded and deemed not to be outstanding, except that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which a responsible officer of the Trustee actually knows to be so held shall be so disregarded. Bonds so held which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Company and that the pledgee is not holding for the account of the Company.

     owner, Holder, Holder of a Bond, Bondowner and Bondholder shall mean the Registered Owner of any Bond, except in Section 9.02, and in any correlative provision with respect to any other series of Bonds.

     Participation Agreement shall mean the Participation Agreement, dated as of November 1, 2005, between the Authority and the Company, as the same may be amended and supplemented by Supplemental Agreements from time to time.

     Paying Agent shall mean Citibank, N.A. in its capacity as Paying Agent for the Bonds, or its successors or assigns.

     Payments shall mean collectively the Company Obligation Payments and the Additional Payments.

     Payment Default shall mean the occurrence of (i) an Event of Default pursuant to paragraph (a) or (b) of Section 12.01 hereof and (ii) a default by the Bond Insurer under the Policy.

     Person  shall  mean  an  individual,  a  corporation,  a  partnership,   an
association, a joint stock company, a trust, any unincorporated organization or a government or political subdivision thereof.

     Policy shall mean a Credit Facility issued by the Bond Insurer on the Effective Date in the form of a municipal bond new issue insurance policy insuring the regularly scheduled payments of principal of and interest on the Bonds as provided therein.

     Principal Corporate Trust Office shall mean, for Bond transfer purposes and for purposes of presentment and surrender of the Bonds for the final distributions thereon, Citibank, N.A., 111 Wall Street, 15th Floor, New York, NY 10005, Attention: 15th Floor Window, and for all other purposes, Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency and Trust - Keyspan, or any other address that the Trustee may designate from time to time by notice to the Holders, the Authority and the Company.

     Prior Bonds shall mean the Authority's Adjustable Rate Gas Facilities Revenue Bonds, Series 1989A (The Brooklyn Union Gas Company Project) and Adjustable Rate Gas Facilities Revenue Bonds, Series 1989B (The Brooklyn Union Gas Company Project), each dated March 2, 1989.

     Prior Trustee shall mean JPMorgan Chase Bank, N.A. (formerly known as Chemical Bank, as successor to Manufacturers Hanover Trust Company).

     Project shall mean the facilities which were financed or refinanced with proceeds of the Prior Bonds and which are so identified and described in Exhibit A to the Participation Agreement.

     Registered Owner shall mean the person or persons in whose name or names the particular Bond shall be registered on the books of registry.

     Registrar and Paying Agent shall mean Citibank, N.A. in its separate capacity as Registrar and Paying Agent for the Bonds, or its successors or assigns.

     Responsible Officer shall mean, when used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Agreement.

     Revenues shall mean and include all income, revenues and monies derived by the Authority under the Participation Agreement and the Company Obligation (except administrative compensation and indemnification payable under the Participation Agreement), and, without limiting the generality of the foregoing, shall include to the extent provided in this Indenture, earnings on the investment of monies held under this Indenture and the proceeds of the sale of any such investments. The term "Revenues" shall not include monies received as proceeds from the sale of the Bonds or any other bonds, notes or evidences of indebtedness or as grants or gifts.

     S&P shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or if S&P shall be replaced, subject to the definition of "prevailing rating" in the definition of Applicable Percentage, by some other nationally recognized rating agency by the Authority at the request of the Company, "S&P" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.

     Securities Depository shall mean The Depository Trust Company and its successors and assigns or if (i) the then Securities Depository resigns from its functions as depository of the Bonds or (ii) the Authority discontinues use of the then Securities Depository pursuant to Section 2.10, any other securities depository which agrees to follow the procedures required to be followed by a Securities Depository in connection with the Bonds and which is selected by the Authority, with the consent of the Company and the Trustee pursuant to Section 2.10.

     Special Mandatory Redemption shall have the meaning set forth in Section 9.02.

     Stated Maturity, shall mean February 1, 2024, provided that, subject to the next sentence, in any case where the date of maturity of, or payment of premium on, interest on, or principal of, the Bonds or the date fixed for redemption of any Bonds shall be on a day other than a Business Day, then payment of interest, principal and premium, if any, need not be made on such date but may be made (without additional interest) on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or the date fixed for redemption.

     Supplemental Indenture shall mean any indenture supplementary to or amendatory of the Indenture now or hereafter duly executed and delivered in accordance with the provisions hereof.

     Supplemental Agreement shall mean an agreement supplementing or amending the Participation Agreement, as the same may be amended and supplemented from time to time.

     Tax Regulatory Agreement shall mean, with respect to the Bonds, the Tax Regulatory Agreement, dated as of the date of delivery of the Bonds, between the Authority and the Company, and any and all modifications, alterations, amendments and supplements thereto.

     Trust Estate shall mean the meaning assigned to such term in the first paragraph following the recitals herein.

     Trustee shall mean the banking corporation having trust powers appointed by the Authority as Trustee hereunder and serving as such hereunder, and any surviving, resulting or transferee corporation as provided in Article XIII. References to principal office of the Trustee shall mean the applicable Principal Corporate Trust Office of the Trustee.

     U.S. Government shall mean the federal government of the United States of America.

     Section 1.02. Rules of construction. Unless the context clearly indicates to the contrary, the following rules shall apply to the construction of the
Indenture:

          (a) Words importing the singular number shall include the plural number and vice versa;

          (b) Words importing the redemption or calling for redemption of Bonds shall not be deemed to refer to or connote the payment of Bonds at their stated maturity or upon the acceleration of the principal thereof by the Trustee under Article XII;

          (c) All references herein to particular articles or sections are references to articles or sections of the Indenture; and

          (d) The captions and headings herein are solely for convenience of reference and shall not constitute a part of the Indenture nor shall they affect its meaning, construction or effect.

     Whenever in this Indenture any governmental unit including the Authority or any official, officer, director or department of a governmental unit, is defined or referred to, such definition or reference shall be deemed to include the governmental unit or official, officer, board, agency, commission, body or department succeeding to or in whom or which is vested, the functions, rights, powers, duties and obligations of such governmental unit, official, officer, director or department, as the case may be, encompassed by this Indenture.

     Unless the context shall clearly indicate otherwise or may otherwise require, in this Indenture words importing persons include firms, partnerships, associations, corporations (public and private), public bodies and natural persons, and also include executors, administrators, trustees, receivers or other representatives.

     Unless the context shall clearly indicate otherwise or may otherwise require computation on other than an annual basis, in this Indenture whenever any interest rate or rate of interest is defined or referred to, such rate shall be a rate per annum.

     Unless the context shall clearly indicate otherwise or may otherwise require, in this Indenture: (i) references to articles, sections and other subdivisions, whether by number or letter or otherwise, are to the respective or corresponding articles, sections and subdivisions of this Indenture, as such articles, sections or subdivisions may be amended from time to time; (ii) the terms "herein," "hereunder," "hereby," "hereto," "hereof," and any similar terms, refer to this Indenture and to this Indenture as a whole and not to any particular article, section or subdivision hereof; and (iii) the word "heretofore" means before the time of effectiveness of this Indenture; and the word "hereafter" means after the time of effectiveness of this Indenture.

                                   ARTICLE II

                DESCRIPTION; AUTHORIZATION; MANNER OF EXECUTION;
               AUTHENTICATION; REGISTRATION AND TRANSFER OF BONDS

     Section 2.01. Authorization of Bonds; Issuance of Bonds in one or more series; designation of Bonds. 1. No Bonds may be issued under the provisions of this Indenture except in accordance with the provisions of this Article.

     2. There is hereby created and established under this Indenture one issue of revenue bonds of the Authority, limited to $82,000,000 in aggregate principal amount, of "Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series A." The Bonds may be designated and redesignated from time to time by the Authority in such a way as to identify one or more subseries of the Bonds. Such subseries may be designated as subseries A-1, subseries A-2 or subseries A-3, as the case may be, or may be further redesignated as subseries A-1-1, subseries A-1-2 or subseries A-1-3, as the case may be, and so forth. Each Bond shall bear upon the face thereof such designation or redesignation, if any. In the event the Bonds are designated or redesignated as one or more subseries, all references to "Bonds" in this Indenture shall refer to each such subseries unless the context otherwise requires.

     3. The Bonds shall be secured by the Trust Estate. The lien, pledge, charge and assignment of the Trust Estate created hereby shall be valid and binding from the Effective Date, and the Company Obligation Payments made under the Company Obligation and the Participation Agreement shall be immediately subject thereto upon receipt by the Trustee.

     4. The Bonds are limited obligations of the Authority payable solely from payments to be made by the Company pursuant to the Company Obligation and the Participation Agreement and the other monies, rights and properties pledged hereunder, hereafter obtained with respect thereto and secured by a pledge from the Authority to the Trustee of the Participation Agreement and the Company Obligation. The Bonds shall not be a debt of the State of New York, and the State of New York shall not be liable thereon.

     5. The covenants and agreements herein set forth to be performed by the Authority shall be for the benefit, security and protection of any Holder of the Bonds and the Bond Insurer.

     6. Neither the Trustee nor any Holder of the Bonds shall be required to see that the monies derived from such Bonds are applied to the purpose or purposes for which such Bonds are issued.

     7. The Bonds shall be issued under this Indenture for the purpose of paying a portion of the redemption price of the Prior Bonds.

     8. The Bonds shall be initially issued in fully registered form, without coupons, and dated their date of first authentication and delivery.

     Section 2.02. Creation and particulars of the Bonds; form of Bonds. 1. There shall be issued under and secured by the Indenture a series of Bonds to be designated "Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series A" in the aggregate principal amount of up to $82,000,000. The definitive aggregate principal amount of the Bonds shall be as set forth in the written request and authorization delivered to the Trustee by the Authority. Each Bond shall be dated November 1, 2005 (unless otherwise specified in the written request and authorization delivered to the Trustee by the Authority) and shall bear interest from such date or, if later, from the February 1 or August 1 next preceding the date of authentication to which interest shall have been paid, unless such date of authentication is a February 1 or August 1 to which interest shall have been paid, in which case from such date until the Authority's obligation with respect to the payment of the principal amount of such Bond shall be discharged. The Bonds shall bear interest at the rate of four point seven per centum (4.70%) per annum. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30-day months. Interest as due shall be payable on the Bonds on February 1 and August 1 in each year, commencing February 1, 2006 by check mailed to the Registered Owner whose name appears on the books of registry as of the close of business on the last day (whether or not a Business Day) of the month preceding such interest payment date (the "Regular Record Date"); provided that, at the option of each Registered Owner of at least one million dollars ($1,000,000) in aggregate principal amount of the Bonds, payment of interest on such Bonds shall be made by wire transfer upon written notice received by the Trustee from such Registered Owner at least five days prior to the Regular
Record Date, containing the wire transfer address (which shall be in the continental United States) to which such Registered Owner wishes to have such wire directed. Any such interest not so punctually paid or duly provided for ("Defaulted Interest") shall cease to be payable to the Registered Owner on such Regular Record Date, and may be paid to the person in whose name any Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee, such date to be not more than 15 nor less than 10 days prior to the date of such proposed payments. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Bondowner, at his or her address as it appears in the books of registry, not less than 10 days prior to such Special Record Date, and may, in its discretion, cause a similar notice to be published once in a newspaper in each place where Bonds are payable, but such publication shall not be a condition precedent to the establishment of such Special Record Date.

     2. The Bonds are issuable in the form of registered bonds without coupons in the denomination of $5,000 or any integral multiple of $5,000 not exceeding the aggregate principal amount of such series of Bonds. The Bonds shall be numbered consecutively from "2005A-1" upwards as issued, or as otherwise provided by the Registrar and Paying Agent. If the Bonds are redesignated to identify one or more additional subseries, the Bonds shall be numbered in accordance with their subseries designation. The Bonds shall mature (subject to the right of prior redemption at the prices and dates and upon the terms and conditions hereinafter set forth) on the Stated Maturity.

     3. The Bonds shall be substantially in the form set forth in the recitals to the Indenture, with such appropriate variations, omissions and insertions as are permitted or required by the Indenture, and may have endorsed thereon such legends or text as may be necessary or appropriate to conform to any applicable rules and regulations of any governmental authority or any usage or requirement of law with respect thereto.

     4. The principal of and premium, if any, on each Bond shall be payable to the owner of such Bond upon presentation and surrender thereof when due at the applicable Principal Corporate Trust Office. All payments of principal of and premium, if any, and interest on the Bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Section 2.03. Application of Bond Proceeds. The proceeds of sale of the Bonds shall be deposited with the Prior Trustee for deposit in the Prior Bond Fund pursuant to the Prior Indenture in accordance with Section 10.01.

     Section 2.04. Mutilated, lost, stolen or destroyed Bonds. In the event any Bond shall be lost, stolen, destroyed, wholly or in part, or so defaced as to impair its value to the Holder, the Authority shall execute and the Trustee shall, upon compliance with the terms provided by law, authenticate and deliver a new Bond of like date and tenor in exchange or replacement therefor against delivery for cancellation of such mutilated Bond, or in lieu of and in replacement of a destroyed, stolen or lost Bond, and upon payment by the Holder of the reasonable expenses of the Registrar and Paying Agent and the Authority and the reasonable charges of the Trustee and Registrar and Paying Agent in connection therewith and, in the event that the Bond is destroyed, stolen or lost, the Holder's filing with the Registrar and Paying Agent of evidence satisfactory to it that the Bond was destroyed, stolen or lost, of the Holder's ownership thereof, and furnishing the Trustee and the Registrar and Paying Agent such security and indemnity as is satisfactory to them which shall name the Authority as an additional indemnified party. Any replacement Bond issued under the provisions of this Section in exchange or substitution for the defaced, mutilated or partly destroyed Bond or in substitution for the allegedly lost, stolen or wholly destroyed Bond shall be entitled to the identical benefits under this Indenture as was the original Bond in lieu of which such replacement Bond is issued. Each such replacement Bond shall be prepared in substantially the same manner as the original.

     Notwithstanding the foregoing provisions of this Section, if the lost, stolen, destroyed, defaced or mutilated Bond has matured or been called for redemption and the date fixed for redemption thereof has arrived, at the option of the Authority, payment of the amount due thereon may be made without the issuance of any replacement Bond upon receipt of like evidence, indemnity, security and payment of expenses and the surrender for cancellation of the defaced or mutilated or partly destroyed Bond and upon such other conditions as the Trustee may prescribe.

     Except as provided in this sentence and as permitted in the following paragraph, any replacement Bond shall be in the form of the Bond being replaced, and be dated the date of its issuance and bear such number as shall be assigned thereto by the Registrar and Paying Agent, with such subseries designation, if any, as may be deemed appropriate by the Registrar and Paying Agent. The Registrar and Paying Agent shall make an appropriate notation in the books of registry that a replacement Bond has been issued in exchange or substitution for the defaced, mutilated, lost, stolen, or wholly or partly destroyed Bond.

     There may be imprinted or affixed on the face and the panel portion of any duplicate Bond a mark to identify such Bond as a replacement Bond.

     Prior to arranging for the preparation or printing of a replacement Bond, the Trustee and the Registrar and Paying Agent may require a deposit by the Holder to secure the Trustee, the Registrar and Paying Agent and the Authority for costs and expenses incurred by them in the preparation, printing, execution and issuance of such replacement Bond.

     Any amount of such deposit received by the Registrar and Paying Agent in excess of the amount required to reimburse the Registrar and Paying Agent, the Trustee or the Authority for costs and expenses shall be returned to the party which made the deposit.

     Any defaced, mutilated or partly destroyed Bond surrendered to the Registrar and Paying Agent in substitution for a new Bond pursuant to this Section shall be cancelled by the Trustee.

     Section 2.05. Temporary Bonds. Pending the preparation of definitive Bonds, interim receipts or certificates (herein referred to as "Temporary Bonds") may initially be issued, exchangeable for definitive Bonds when the latter are ready for delivery. Such Temporary Bonds may be printed, lithographed or typewritten, shall be of such denomination or denominations as may be determined by the Authority and may contain such references to any of the provisions of this Indenture as may be appropriate. If Temporary Bonds are issued, the Authority will cause to be furnished duly executed definitive Bonds without delay, and thereupon the Temporary Bonds may be surrendered for cancellation at the applicable Principal Corporate Trust Office of the Trustee in exchange for definitive Bonds and without charge for such exchange, and the Registrar and Paying Agent shall deliver in exchange for such Temporary Bonds so surrendered an equal aggregate principal amount of definitive duly executed Bonds, of authorized denominations. Until so exchanged, the Temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds.

     Section 2.06. Execution and Authentication of Bonds. The Bonds shall be executed on behalf of the Authority by the manual or facsimile signature of its Chair, Vice-Chair, President, Treasurer or any Vice President and shall be sealed with the seal of the Authority, or in lieu thereof shall bear a lithographed, engraved or otherwise reproduced facsimile of such seal attested by the manual or facsimile signature of its Vice President, Treasurer, Secretary or an Assistant Secretary.

     Bonds bearing the manual signature of an officer of the Authority authorized to execute such Bonds in office on the date of such manual signing thereof and Bonds bearing the facsimile signature of an officer of the Authority authorized to execute such Bonds in office on the date of the reproducing of such facsimile signature on such Bonds, shall be valid and binding obligations in accordance with their terms, notwithstanding that before the delivery thereof and payment therefor the person whose signature appears thereon shall have ceased to be such officer.

     Only Bonds having endorsed thereon a certificate of authentication substantially in the form set forth in Article XVII, duly executed by the Trustee shall be entitled to any right or benefit under this Indenture. No Bonds shall be valid or obligatory for any purpose unless and until such certificate of authentication shall have been duly executed by the Trustee, and such certificate of the Trustee upon a Bond shall be conclusive evidence that such Bond has been duly authenticated and delivered under this Indenture and that the Holder thereof is entitled to the benefits of this Indenture. The Trustee's certificate of authentication on any Bond shall be deemed to have been duly executed if signed by an authorized officer of the Trustee.

     Section 2.07. Books of Registry. The Registrar and Paying Agent shall keep or cause to be kept at its principal office books (herein referred to as the "books of registry" or "registration books") for the registration and transfer of the Bonds. Upon presentation at its applicable Principal Corporate Trust Office for such purpose the Registrar and Paying Agent, under such reasonable regulations as it may prescribe, shall register or transfer, or cause to be registered or transferred, on said books of registry, the Bonds as hereinafter set forth. The books of registry shall at all times during business hours be open for inspection by the Authority, the Company, the Bond Insurer and the Trustee or their duly authorized agents or representatives upon reasonable prior notice.

     Section 2.08. Persons treated as owners. The Authority, the Trustee, and the Registrar and Paying Agent may, for all purposes, deem and treat the Registered Owner of any Bond as the absolute owner of such Bond, whether or not such Bond is overdue, and neither the Authority nor the Trustee nor the Registrar and Paying Agent shall be affected by any notice to the contrary.

     Payment made to the Registered Owner of any Bond for the purpose of such payment in accordance with the provisions of this Section 2.08 shall be valid and effectual, to the extent of the sum or sums so paid, to satisfy and discharge the liability upon such Bond in respect of which such payment was made.

     Section 2.09. Transfer, Registration and Exchange of Bonds. The transfer of the Bonds may be registered only upon the books of registry required to be kept pursuant to Section 2.07 upon surrender thereof to the Registrar and Paying Agent, together with an assignment duly executed by the Holder thereof or his or her duly authorized agent and accompanied by a guarantee of signature, each in such form as shall be satisfactory to the Registrar and Paying Agent. Upon any such registration of transfer the Authority shall execute and the Trustee shall authenticate and deliver in exchange for such Bonds a new Bond or Bonds registered in the name of the transferee or transferees for a like aggregate principal amount, of any denomination or denominations authorized by this Indenture. No transfer of any Bond shall be effective until entered on the books of registry.

     Any Bond surrendered in any such registration of transfer shall forthwith be cancelled by the Trustee. Any Bonds registered and transferred to a new Holder pursuant to this Section shall be delivered to the Holder at the applicable Principal Corporate Trust Office of the Registrar and Paying Agent or sent by first-class mail to the Holder at his or her request, risk and expense.

     Bonds, upon surrender thereof at the applicable Principal Corporate Trust Office of the Registrar and Paying Agent, together with an assignment duly executed by the Holder or his or her authorized agent and accompanied by a guarantee of signature, each in such form as shall be satisfactory to the Registrar and Paying Agent, may, at the option of the Holder thereof, be exchanged for an equal aggregate principal amount of Bonds of any denomination or denominations authorized by this Indenture and in the same form as the Bonds surrendered for exchange. All Bonds so surrendered pursuant to this Section shall be cancelled by the Trustee.

     Any Bonds to be delivered to the Holder upon any such exchange shall be delivered to the Holder at the applicable Principal Corporate Trust Office of the Registrar and Paying Agent or sent by first-class mail to the Holder thereof at his or her request, risk and expense.

     Any taxes or other governmental charges required to be paid with respect to the registration of transfer or exchange of the Bonds shall be paid by the Holder requesting registration of such transfer or exchange, as a condition precedent to the exercise of such privilege. The Authority or the Registrar and Paying Agent, or both, may charge the Company for every registration of transfer or exchange sufficient to reimburse it for any and all costs required to be paid in respect thereof.

     Section 2.10. Global Form; Securities Depository. 1. Except as otherwise provided in this Section 2.10, the Bonds in the form of one separate global bond for each series shall be registered in the name of the Securities Depository or its nominee and ownership thereof shall be maintained in book entry form by the Securities Depository for the account of the Agent Members thereof.

     Except as provided in subsection (3) of this Section 2.10 and in Section 8.01, the Bonds may, at the request of the Company, be transferred, in whole but not in part, only to the Securities Depository or a nominee of the Securities Depository, or to a successor Securities Depository selected or approved by the Authority, with the consent of the Company and the Trustee for such series, or to a nominee of such successor Securities Depository. Each global certificate for the Bonds shall bear a legend substantially to the following effect: "Except as otherwise provided in Sections 2.03 and 8.01 of the Indenture, this global bond may, at the request of the Company, be transferred, in whole but not in part, only to the Securities Depository as defined in the Indenture or a nominee of the Securities Depository or to a successor Securities Depository or to a nominee of a successor Securities Depository."

     2. The Authority, the Company, the Trustee, and the Registrar and Paying Agent shall have no responsibility or obligation with respect to:

     (a) the accuracy of the records of the Securities Depository or any beneficial owners with respect to any beneficial ownership interest in the Bonds;

     (b) the delivery to any beneficial owner of the Bonds or other person, other than the Securities Depository or its nominee as registered owner, of any notice with respect to the Bonds;

     (c) the payment to any beneficial owner of the Bonds or other person, other than the Securities Depository or its nominee as registered owner, of any amount with respect to the principal or premium, if any, or interest on the Bonds;

     (d) its acceptance of any consent given by the Securities Depository or other action taken by the Securities Depository as registered owner; or

     (e) the selection by the Securities Depository of any beneficial owners to receive payment in the event of a partial redemption of Bonds, except for the Trustee's obligations under this Indenture.

Except as otherwise provided in Section 8.01 hereof, the Authority, the Company, and the Trustee, the Registrar and Paying Agent may treat the Securities Depository as, and deem the Securities Depository to be, the absolute owner of the Bonds for all purposes whatsoever, including without limitation:

     (a) the payment of principal and premium, if any, and interest on the Bonds;

     (b) giving notices of redemption and other matters with respect to the Bonds; and

     (c)  registering transfers with respect to the Bonds.

     Payment by the Trustee of principal or redemption price, if any, of and premium, if any, and interest on such Bonds to or upon the order of the Securities Depository or its nominee during any period when it is the registered owner of such Bonds shall be valid and effective to satisfy and discharge fully the Authority's obligation with respect to the amounts so paid.

     3. The Authority may, and at the request of the Company may, discontinue the use of a Securities Depository for the Bonds.

     4. If at any time the Securities Depository notifies the Authority and the Company that it is unwilling or unable to continue as Securities Depository with respect to the Bonds or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act or other applicable statute or regulation and a successor Securities Depository is not appointed by the Authority with the consent of the Company and the Trustee, within 90 days after the Authority and the Company receive notice or become aware of such condition, as the case may be, this Section shall no longer be applicable and the Authority shall execute and the Trustee shall authenticate and deliver certificates representing the Bonds of such series as provided below. In addition, the Authority may determine at any time, at the request of the Company, that the Bonds shall no longer be represented by global bonds and that the provisions of subsections (1) and (2) above shall no longer apply to such series of Bonds. The Authority shall have no responsibility to confirm any of the information provided to it by the Securities Depository. Absent manifest error, neither the Company nor the Trustee shall have responsibility to confirm any of the information provided to it by the Securities Depository. In any such event the Authority shall execute and the Trustee shall authenticate and deliver certificates representing the Bonds of such series as provided below. Certificates for Bonds issued in exchange for a global bond pursuant to this subsection shall be registered in such names in authorized denominations as the Securities Depository, pursuant to instructions from the beneficial owners or otherwise, shall instruct the Authority and the Trustee.

     5. The Authority and the Trustee are hereby authorized to enter into any arrangements determined necessary or desirable with any Securities Depository in order to effectuate this Section and both of them shall act in accordance with this Indenture and any such agreement. Without limiting the generality of the foregoing, any such arrangements may alter the manner of effecting delivery of Bonds and the transfer of funds for the payment of Bonds to the Securities Depository.

                                   ARTICLE III

                      SECURITY FOR BONDS; ISSUANCE OF BONDS

     Section 3.01. Pledge and assignment effected by Indenture; Bonds equally and ratably secured. In accordance with the provisions of subsection 8 of
Section 1860 of the Act, the pledge and assignment effected by this Indenture shall be valid and binding from the date of execution and delivery of the Indenture, the moneys so pledged and assigned and hereafter received by the Authority shall be subject to the lien of such pledge and assignment without any physical delivery thereof or further act, and such lien shall be a continuing, irrevocable and exclusive first lien and shall be valid and binding as against all parties having claims of any kind in tort, contract or otherwise against the Authority irrespective of whether such parties have notice thereof. In addition to the pledges and assignments set forth above, the Authority hereby further grants to the Trustee the same power as the Authority to enforce from time to time the rights of the Authority set forth in Article III of the Participation Agreement, subject to the provisions of the Participation Agreement relating to the amendment thereof.

     All Bonds issued and to be issued hereunder are, and are to be, to the extent provided in the Indenture, equally and ratably secured by the Indenture without preference, priority or distinction on account of the actual time or times of the authentication or delivery or maturity of the Bonds, or any of them, so that, subject to the provisions of Section 11.05, all Bonds at any time outstanding hereunder shall have the same right, lien and preference under and by virtue of this Indenture and shall all be equally and ratably secured hereby with like effect as if they had all been executed, authenticated and delivered simultaneously on the date hereof. The aggregate principal amount of Bonds which may be executed by the Authority and authenticated by the Trustee and delivered and secured by the Indenture is not limited except as is or may hereafter be provided in the Indenture or as may be limited by law.

     Section 3.02. Issuance of Bonds. The Bonds shall be executed by the Authority substantially in the form prescribed by Section 17.01 and in the manner herein set forth and shall be deposited with the Trustee for authentication, but before the Bonds shall initially be delivered by the Trustee, there shall be filed with the Trustee the following:

     (a) an order executed by an Authorized Officer directing the authentication and delivery of the Bonds to or upon the order of the Securities Depository or its nominee, upon payment to the Trustee of the purchase price therein set forth;

     (b)  a fully executed counterpart of this Indenture;

     (c)  a fully executed counterpart of the Participation Agreement;

     (d)  the fully executed Policy;

     (e)  the fully executed Company Obligation;

     (f)  a fully executed counterpart of the Tax Regulatory Agreement;

     (g) an opinion of counsel to the Company, addressed to the Underwriters (as defined in the Bond Purchase Agreement), with reliance letter addressed to the Authority, the Trustee and the Bond Insurer, substantially to the effect, and dated as, required by Section 8(d)(9)(ii) of the Bond Purchase Agreement;

     (h) an opinion of counsel to the Bond Insurer, addressed to the Authority, the Company, and the Trustee, substantially to the effect required by
          Section 8(d)(9)(iv) of the Bond Purchase Agreement; and

(i) an Opinion of Bond Counsel to the Authority and the Trustee (i) as to the validity of the Bonds and (ii) that all conditions precedent to the issuance of the Bonds have been met.

     When the documents mentioned in clauses (a) to (i), inclusive, of this Section shall have been filed with the Trustee, and when the Bonds shall have been executed and authenticated as required by this Indenture, the Trustee shall deliver the Bonds to the Securities Depository, but only upon payment to the Trustee of the purchase price of the Bonds specified in said order.

                                   ARTICLE IV

                         CORPORATION OBLIGATION PAYMENTS

     Section 4.01. Company Obligation Payments. The Company will make Company Obligation Payments pursuant to this Indenture and the Participation Agreement.

     Section 4.02. Credits on the Company Obligation. The Company shall be entitled to receive a credit against its obligation to pay the principal of and premium, if any, and interest on, as the case may be, the Company Obligation in an amount equal to (1) the principal amount of any Bonds secured by such Company Obligation surrendered to the Trustee by the Company or the Authority for cancellation, (2) the amount of money, if any, other than Company Obligation Payments, held by the Trustee and available and designated to make the interest payment on the Bonds and (3) the principal amount of any Bonds secured by such Company Obligation purchased or redeemed and canceled by the Trustee with moneys other than Company Obligation Payments to the extent that the Trustee shall not have received written notice from the Company that the Company shall not receive such a credit; provided, however, that the Company shall not receive a credit for any amounts furnished by the State of New York for the redemption of the Bonds in accordance with Section 9.06 nor for any amounts furnished by any Bond Insurer.

                                   ARTICLE V

                                   [RESERVED]

                                   ARTICLE VI

                     CREATION OF SPECIAL FUNDS AND ACCOUNTS;
                     APPLICATION AND INVESTMENT OF REVENUES

     Section 6.01. Creation of Funds and Accounts. 1. The following fund and the following accounts therein, which shall be a special fund and accounts to be held by the Trustee, are hereby created and designated as set forth below:

     (a)  Bond Fund

     (b)  Interest Account

     (c)  Principal Account

     (d)  Redemption Account

     (e)  Acceleration Account

     The designation of each fund and account set forth above shall include the term "The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project 2005 Series A," which term shall precede the designation as set forth above. Such fund and each such account is, however, sometimes referred to herein as set forth above.

     2. The Bond Fund and the accounts therein shall be held in the custody of the Trustee. All monies required to be deposited with or paid to the Trustee under any provision of this Indenture shall be held by the Trustee in trust and applied only in accordance with the provisions of this Indenture and shall be trust funds for the purposes specified in this Indenture

     Section 6.02. Deposit of Company Obligation Payments. Under the Participation Agreement and the Company Obligation, the Company shall deposit, or cause to be deposited, the following in immediately available funds with the Trustee as the Company Obligation Payments become due or are declared to be immediately due and payable under the Participation Agreement and the Company Obligation unless sufficient amounts are then available in such Accounts to make the required payments therefrom. The Trustee shall deposit the Company Obligation Payments or other money set forth below in the Bond Fund and credit the Accounts set forth below in the order set forth below:

     (a) No later than 12:00 noon (New York City time) on each Interest Payment Date into the Bond Fund for credit to the Interest Account the amount required for the payment of the interest payable on the Outstanding Bonds on such Interest Payment Date.

     (b) On the last Business Day prior to the day on which any redemption is to occur or on the last Business Day prior to the Stated Maturity, into the Bond Fund for credit to the Redemption Account or the Principal Account, as directed by the Company, the amount required to pay principal of and premium, if any, and accrued interest on any Bonds called for redemption or at the Stated Maturity, the amount required to pay the principal of the Bonds.

     If other monies are received by the Trustee as advance payments of Company Obligation Payments to be applied to the redemption of all or a portion of the Bonds, such monies shall be deposited in the Bond Fund for credit to the Redemption Account therein.

     (c) Immediately following the declaration of principal of and accrued interest on the Bonds then Outstanding to be immediately due and payable pursuant to Section 12.03, into the Bond Fund for credit to the Acceleration
Account, the amount required to pay principal of and accrued interest on such Bonds.

     Section 6.03. Application of Monies in the Bond Fund. 1. The Bond Fund shall be used for the purpose of making scheduled payments of principal of and interest on the Bonds, of making payments of principal of and premium, if any, and accrued interest on Bonds then subject to redemption in the manner herein provided and of making payments of principal of and accrued interest on the Bonds then Outstanding that have been declared to be immediately due and payable pursuant to Section 12.03. The monies in the Bond Fund shall be applied as follows:

     (a) Interest Account. On each Interest Payment Date, the Trustee shall apply the amount of monies then credited to the Interest Account equal to the interest then payable on the Bonds to the payment of such interest on such Interest Payment Date.

     (b) Principal Account. On the Stated Maturity, the Trustee shall apply the amount of monies then credited to the Principal Account equal to the principal amount of Bonds then payable to the payment of such principal on such date.

     (c) Redemption Account. The Trustee shall redeem on the date set for the redemption thereof, as provided in Article V of this Indenture, a principal amount of Bonds then subject to redemption. Subject to the following sentence, the Trustee shall apply an amount credited to the Redemption Account equal to the principal amount and premium, if any, of Bonds then subject to redemption, together with accrued interest thereon to the redemption date, to the payment of such Bonds on the redemption date from funds described in Section 6.02(b)

     Upon the retirement of any portion of the Bonds by redemption pursuant to the provisions of this Section 6.03, the Trustee shall provide the Authority and the Company with a notice stating the amounts of the Bonds so redeemed and setting forth the date of their redemption and the amount paid as principal, premium and interest thereon. The expenses in connection with the redemption of the Bonds shall be paid by the Company as Additional Payments.

     All monies in the Redemption Account on the last Business Day prior to the Stated Maturity shall be transferred to the Principal Account.

     (d) Acceleration Account. The Trustee shall promptly apply an amount credited to the Acceleration Account equal to the principal amount of and accrued interest on the Bonds then Outstanding that have been declared to be immediately due and payable pursuant to Section 6.03 from funds described in
Section 6.02(c).

     Section 6.04. Investment of Funds. Monies in the Bond Fund and the accounts in such fund shall be invested and reinvested by the Trustee, at the specific written direction of the Company, so long as the Company is not in default hereunder or under the Participation Agreement, to the extent reasonable and practicable in Investment Securities selected by the Company and maturing in the amounts and at the times as determined by the Company so that the payments required to be made from such funds and accounts may be made when due. In the absence of such direction and subsequent to the occurrence of an Event of Default hereunder or under the Participation Agreement, the Trustee shall hold monies in the Bond Fund uninvested. Investment earnings shall be considered on deposit in any Fund or Account as of the date they are actually received by the Trustee.

     The Trustee, with the consent of the Company, shall be authorized to sell any investment when necessary to make the payments to be made from the funds and accounts therein. All earnings on and income from monies in said funds and accounts created hereby shall be considered to be Revenues and shall be held in the respective account in the Bond Fund for use and application as are all other monies deposited in such accounts. The Trustee shall, in the statement required by Section 11.07, set forth the Investment Securities held separately in, and the earnings realized on investment for, each fund and account hereunder. The Trustee shall not be liable for any depreciation in the value of the Investment Securities acquired hereunder or any loss suffered in connection with any investment of funds made by it in accordance herewith, including, without limitation, any loss suffered in connection with the sale of any investment pursuant hereto.

     The Trustee may make any such investments through its own investment department upon written direction of the Company.

     All Investment Securities shall constitute a part of the respective fund and accounts therein from which the investment in Investment Securities was made.

     Section 6.05. Disposition of amounts after payment of Bonds. Any amounts remaining in the funds created under the Indenture after payment in full of principal of and premium, if any, and interest on all the Bonds, or provisions for payment thereof having been made in accordance with the provisions of the Indenture, and payment of all the fees, charges and expenses of the Authority, Trustee, and the Registrar and Paying Agent, in accordance with the Indenture and the Participation Agreement, shall belong to and be paid to the Company by the Trustee on written demand.

                                  ARTICLE VII

                                   [RESERVED]

                                  ARTICLE VIII

                                 CREDIT FACILITY

     Section   8.01.   Provisions   with  respect  to  the  Bond   Insurer.   1.
Notwithstanding anything else to the contrary herein and so long as the conditions set forth in Section 8.01 hereof are met, the Trustee and the Authority (and, in the case of subsection (c), the Registrar and Paying Agent) agree:

     (a) If, on the interest payment date for the Bonds there is not on deposit with the Trustee sufficient moneys available to pay all principal of and interest on the Bonds due on such date, the Trustee shall immediately notify the Bond Insurer and U.S. Bank Trust National Association, New York, New York or its successor as its Fiscal Agent (the "Fiscal Agent") of the amount of such deficiency. If, by said interest payment date, such deficiency has not been provided to the Trustee, the Trustee shall simultaneously make available to the Bond Insurer and to the Fiscal Agent the registration books for the Bonds maintained by the Registrar and Paying Agent. In addition:

          (i) The Trustee shall provide the Bond Insurer with a list of the Bondholders entitled to receive principal or interest payments from the Bond Insurer under the terms of the Municipal Policy and shall make arrangements for the Bond Insurer and its Fiscal Agent
               (1) to mail checks or drafts to Bondholders entitled to receive full or partial interest payments from the Bond Insurer and (2) to pay principal of the Bonds surrendered to the Fiscal Agent by the Bondholders entitled to receive full or partial principal payments from the Bond Insurer; and

          (ii) The Trustee shall, at the time it makes the registration books available to the Bond Insurer pursuant to (i) above, notify Bondholders entitled to receive the payment of principal of or interest on the Bonds from the Bond Insurer (1) as to the fact of such entitlement, (2) that the Bond Insurer will remit to them all or part of the interest payments coming due subject to the terms of the Municipal Policy, (3) that, except as provided in paragraph (b) below, in the event that any Bondholder is entitled to receive full payment of principal from the Bond Insurer, such Bondholder must tender his Bond with the instrument of transfer in the form provided on the Bond executed in the name of the Bond Insurer, and (4) that, except as provided in paragraph (b) below, in the event that such Bondholder is entitled to receive partial payment of principal from the Bond Insurer, such Bondholder must tender his Bond for payment first to the Trustee, which shall note on such Bond the portion of principal paid by the Trustee, and then, with an acceptable form of assignment executed in the name of the Bond Insurer, to the Fiscal Agent, which will then pay the unpaid portion of principal to the Bondholder subject to the terms of the Policy.


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


     (b) In the event that a Responsible Officer of the Trustee receives written notice that any payment of principal of or interest on a Bond has been recovered from a Bondholder pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with the final, nonappealable order of a court having competent jurisdiction, the Trustee shall, at the time it provides notice to the Bond Insurer pursuant to the Policy, notify all Bondholders that in the event that any Bondholder's payment is so recovered, such Bondholder will be entitled to payment from the Bond Insurer to the extent of such recovery, and the Trustee shall furnish to the Bond Insurer its records evidencing the payments of principal of and interest on the Bonds which have been made by the Trustee and subsequently recovered from Bondholders, and the dates on which such payments were made.

     (c) The Bond Insurer shall, to the extent it makes payment of principal of or interest on the Bonds, become subrogated to the rights of the recipients of such payments in accordance with the terms of the Municipal Policy and, to evidence such subrogation, (i) in the case of subrogation as to claims for past due interest, the Trustee shall note the Bond Insurer's rights as subrogee on the registration books maintained by the Trustee upon receipt from the Bond Insurer of proof of the payment of interest thereon to the Bondholders of such Bonds and (ii) in the case of subrogation as to claims for past due principal, the Trustee shall note the Bond Insurer's rights as subrogee on the registration books for the Bonds maintained by the Registrar and Paying Agent upon receipt of proof of the payment of principal thereof to the Bondholders of such Bonds. Notwithstanding anything in Indenture or the Bonds to the contrary, the Trustee shall make payment of such past due interest and past due principal directly to the Bond Insurer to the extent that the Bond Insurer is a subrogee with respect thereto.

     (d) The Trustee will accordingly pay to the Bond Insurer the amount of such principal and interest (including principal and interest recovered under subparagraph (ii) of the first paragraph of the Policy, which principal and interest shall be deemed past due and not to have been paid), with interest thereon as provided in this Indenture, the Participation Agreement and the Bonds, but only from the sources and in the manner provided herein for the payment of principal of and interest on the Bonds to Bondholders, and will otherwise treat the Bond Insurer as the owner of such rights to the amount of such principal and interest.

     (e) The Bond Insurer shall receive notice of the resignation or removal of the Trustee and the appointment of a successor thereto from the Company.

     (f) The Bond Insurer shall receive copies of all notices required to be delivered to Bondholders and, on an annual basis, copies of the Company's audited financial statements and Annual Budget from the Company.

     2. Any notice that is required to be given to a holder of the Bond or to the Trustee pursuant to the Indenture shall also be provided to the Bond Insurer, and all notices required to be given to the Bond Insurer under the Indenture shall be delivered pursuant to Section 18.05.

     Section 8.02. Rights of Credit Facility Issuer. Notwithstanding any other provision of this Indenture to the contrary, the Credit Facility Issuer shall be deemed to be the sole Holder of the Bonds when the approval, consent (except with respect to the consent that pursuant to Article XV is required to be obtained from the Holders of all Bonds Outstanding which would be affected by an amendment or modification to this Indenture described in Article XV), direction or any other action of the Holders of such Bonds is required or may be exercised under this Indenture, and shall have the right to give notice of, and to control and direct the enforcement of all rights and remedies granted to the Holders of the Bonds or the Trustee for the benefit of the Holders upon, default hereunder or under the Company Obligation, including, without limitation: (x) the right to accelerate the principal of the Bonds as provided in the Indenture, and (y) the right to annul any declaration of acceleration, and the Credit Facility Issuer shall also be entitled to approve all waivers of Events of Default, so long as
(i) the Credit Facility Issuer is and remains solvent and not party to any proceeding for the rehabilitation, liquidation, conservation or dissolution of the Credit Facility Issuer; (ii) the Credit Facility is in full force and effect; and (iii) the Credit Facility Issuer shall have made and be continuing to make all payments required to be made and meet all of its obligations required to be met under the Credit Facility. So long as those conditions are met the Credit Facility Issuer shall also be treated as a third party beneficiary hereunder and as a party entitled to (i) notify the Trustee of the occurrence of an Event of Default and (ii) request the Trustee to intervene in judicial proceedings that affect Bonds, the payment of which is supported by such Credit Facility Issuer, and the security therefor; provided that the Trustee shall be entitled to indemnity satisfactory to it prior to such intervention; and the Trustee shall accept notice of an Event of Default from the Credit Facility Issuer. So long as the conditions specified in clauses (i),
(ii) and (iii) of the first sentence of this Section are being met with respect to the Bond Insurer and the Municipal Policy, the Bond Insurer shall be the sole Credit Facility Issuer and neither the Authority nor the Trustee shall appoint, or consent to or accept the appointment of, an additional Credit Facility Issuer.

                                   ARTICLE IX

                               REDEMPTION OF BONDS

     Section 9.01.  Bonds to be redeemed only in manner  provided in Article IX.
1. Any redemption of all or any part of the Bonds which are subject to redemption, shall be made only in the manner provided in this Article IX.

     2. In the manner and with the effect provided herein, the Bonds will be subject to redemption prior to maturity as follows:

          (a) The Bonds shall be subject to redemption prior to maturity, at the option of the Authority exercised at the direction of the Company, at any time on and after February l, 2016, as a whole or in part at a price equal to the principal amount thereof.

          (b) The Bonds shall be subject to redemption in whole on any interest payment date not less than twenty years after the date of the Bonds, at a redemption price to be determined in accordance with Section 9.05, together with unpaid interest accrued thereon to the date fixed for redemption, if the State of New York furnishes funds therefor as provided in Section 9.05.

     3. The Bonds shall be subject to redemption in whole or in part at any time at the option of the Authority exercised at the direction of the Company, at a redemption price equal to the principal amount thereof to be redeemed, together with unpaid interest accrued thereon to the date fixed for redemption, in any of the following events:

          (i) The Project or any production facilities serviced thereby are damaged or destroyed to such extent that, in the reasonable judgment of the Company, (a) the Project or such facilities cannot reasonably be restored within a period of six months from the date of such damage or destruction to the condition thereof immediately preceding such damage or destruction,
     (b) the Company is thereby prevented or likely to be prevented from carrying on its normal operation of the Project or such facilities for a period of six months from the date of such damage or destruction or (c) it is not practicable or desirable to rebuild, repair or restore the Project or such facilities;

          (ii) Title to or the temporary use of all or part of the Project or any production facilities serviced thereby is taken or condemned by a competent authority, which taking or condemnation in the reasonable judgment of the Company results or is likely to result in the Company's being thereby prevented or likely to be prevented from carrying on its normal operation of the Project or such facilities;

          (iii) As a result of legislative or executive action of the United States of America or the State of New York or any political subdivision of either or as a result of a final decree or judgment of any court after the contest thereof by the Company, (a) the Participation Agreement becomes void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed therein or (b) in the reasonable judgment of the Company, unreasonable burdens or excessive liabilities are imposed upon the Company by reason of the operation of the Project or any production facilities serviced thereby;

          (iv) In the reasonable judgment of the Company, changes in the economic availability of raw materials, operating supplies or labor necessary for the operation of the Project or any production facilities serviced thereby or technological or other changes occur which in the Company's reasonable judgment render the Project or such facilities impracticable or uneconomic; and

          (v) Any court or regulatory or administrative body enters or adopts a judgment, order, decree, rule or regulation requiring the Company to cease all or substantially all of its operations at the Project or any production facilities serviced thereby to such an extent that, in the reasonable judgment of the Company, it will be thereby prevented from carrying on its normal operations at the Project or such facilities;

provided, however, that if less than all of the Project or the production facilities serviced thereby are affected, the aggregate principal amount of Bonds to be redeemed, as a percentage of the aggregate principal amount of Bonds originally issued, may not exceed the percentage which the total facilities cost for such portion of the Project, as set forth in the Tax Regulatory Agreement with respect thereto, represents of the total facilities cost for the Project.

     Any such redemption shall be on any date within one year following the determination by the Company that one of the events listed above permitting the exercise of the option has occurred.

     If less than all of the Project or production facilities serviced thereby are affected, the Company shall deliver to the Trustee and the Authority, in addition to any direction required under Article IX, a certificate of an Authorized Company Representative setting forth the principal amounts of the Bonds to be redeemed and a description in reasonable detail of the basis therefor.

     4. If less than all of the Bonds are called for redemption, the particular Bonds to be redeemed shall be selected at random by the Trustee as provided in
Section 9.03.

     Section 9.02. Special Tax Redemption Provisions. 1. The Bonds shall be subject to mandatory redemption as a whole (provided, however, that the Bonds shall be redeemed in part if the Company obtains an Opinion of Bond Counsel to the effect that, by redeeming such portion of the Bonds, the interest on the remaining Bonds will not be included for Federal income tax purposes in the gross income of any owner of the Bonds (other than an owner who is a "substantial user" of the Project or a "related person" within the meaning of
Section 147(a)(1) of the Code)) at any time at a redemption price equal to 100% of the principal amount thereof, together with unpaid interest accrued thereon to the redemption date, if, in a published or private ruling of the Internal Revenue Service or in a final, nonappealable judicial decision by a court of competent jurisdiction (provided that the Company has been afforded the opportunity to participate at its own expense in the proceeding resulting in such ruling or in the litigation resulting in such decision, as the case may
be), it is determined that, as a result of a failure by the Company to observe any covenant, agreement or representation in the Participation Agreement or the Tax Regulatory Agreement, interest on the Bonds is included for Federal income tax purposes in the gross income (as defined in Section 61 of the Code) of any owner of a Bond (other than a "substantial user" of the Project or a "related person" within the meaning of Section 147(a)(1) of the Code), and, in such event, the Bonds shall be subject to such mandatory redemption not more than one hundred eighty (180) days after receipt by the Trustee of notice of such published or private ruling or judicial decision and a demand for redemption of the Bonds. The occurrence of an event requiring the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole obligation in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by this paragraph.

     2. The Bonds may be redeemed in whole or in part at any time at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest thereon to the redemption date, if the Company has determined, on the basis of the advice of Bond Counsel that, as a result of any action taken or expected to be taken, or failure to take action, a reasonable risk exists that interest on the bonds will not be excludable from gross income for federal tax purposes. Such conclusion and certification shall be evidenced by delivery to the Trustee of a written certificate of an Authorized Company Representative to the effect that the Company has reached such conclusion, together with a copy of such advice of Bond Counsel. The occurrence of an event permitting the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole option in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by this paragraph.

     3. The Bonds will also be subject to mandatory redemption at a redemption price equal to one hundred three percent (103%) of the principal amount thereof plus unpaid interest accrued thereon to the redemption date if the Company reasonably concludes and certifies to the Trustee in writing that the business, properties, condition (financial or otherwise), operations or business prospects of the Company will be materially and adversely affected unless the Company takes or omits to take a specified action and that the Company has been advised in writing by Bond Counsel that the specified action or omission would cause the use of the Project to be such that, pursuant to Section 150 of the Code, the Company would not be entitled to deduct the interest on the Bonds for purposes of determining the Company's Federal taxable income, for a period of not less than ninety (90) consecutive or nonconsecutive days during a twelve-month period. Such conclusion and certification shall be evidenced by delivery to the Trustee of a written certificate of an Authorized Company Representative to the effect that the Company has reached such conclusion, together with a certified copy of a resolution of the Board of Trustees of the Company authorizing such certificate and a copy of such advice of Bond Counsel. In the event that the Bonds become subject to redemption as provided in this paragraph, the Bonds will be redeemed in whole unless redemption of a portion of the Bonds outstanding would, in the Opinion of Bond Counsel, have the result that interest payable on the Bonds remaining outstanding after such redemption would be deductible for purposes of determining the Federal taxable income of the Company, and, in such event, the Bonds to be redeemed shall be selected (in the principal amount of $5,000 or any integral multiple thereof) by lot, in such amount as is necessary to accomplish that result. The occurrence of an event requiring the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole option in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by this paragraph.

     Section 9.03. Selection of Bonds to be Redeemed. A redemption of Bonds shall be a redemption of the whole or of any part of the Bonds from any funds available for that purpose in a principal amount equal to an authorized denomination (so long as the principal amount not redeemed is an authorized denomination). If less than all Bonds shall be redeemed, the particular Bonds to be redeemed shall be chosen by the Trustee, or the Trustee shall direct the Registrar and Paying Agent to so choose, as hereinafter provided. If less than all the Bonds shall be called for redemption under any provision of this Indenture permitting such partial redemption, the particular Bonds or portions of Bonds to be redeemed shall be selected (a) first, from Bonds held or owned by or for the issuer of a Credit Facility pursuant to any Credit Facility, and (b) second, from all other Bonds then Outstanding, by lot by the Trustee or, upon direction of the Trustee, by lot by the Registrar and Paying Agent; provided, however, that the portion of any Bond to be redeemed shall be in the principal amount of $5,000 or any integral multiple thereof and that, in selecting Bonds for redemption, the Trustee or Registrar and Paying Agent shall treat each Bond as representing that number of Bonds which is obtained by dividing the principal amount of such registered Bond by $5,000 (such amounts being hereinafter referred to as the "applicable units of principal amount"). If it is determined that one or more, but not all of the $5,000 units of principal amount represented by any such Bond is to be called for redemption, then upon notice of intention to redeem such $5,000 unit or units, the Holders of such Bonds shall forthwith surrender such Bonds to the Registrar and Paying Agent for (1) payment of the redemption price (including the redemption premium, if any, and accrued interest to the date fixed for redemption) of the $5,000 unit or units of principal amount called for redemption and (2) exchange for a new Bond or Bonds of the aggregate principal amount of the unredeemed balance of the principal of such Bonds. If the Holders of any such Bond of a denomination greater than $5,000 shall fail to present such Bond to the Registrar and Paying Agent, for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the date fixed for redemption to the extent of the $5,000 unit or units of principal amount called for redemption (and to that extent only).

     Section 9.04. Notice of redemption. (a) Notice of redemption pursuant to this Article IX shall be given by the Trustee by mailing a copy of the redemption notice by first-class mail at least 30 days prior to the date fixed for redemption to the Holders of the Bonds to be redeemed at the addresses shown on the registration books maintained by the Registrar and Paying Agent. Any redemption may be conditioned on the receipt of moneys by the Registrar and Paying Agent sufficient to pay the redemption price on the redemption date of Bonds called for redemption, if the notice of redemption so states. The Trustee shall receive notice of a redemption from the Authority at least 40 days prior to the date fixed for redemption..

     (b) Each notice of redemption shall state: (i) the full title of the Bonds, the redemption date, the place of redemption and the redemption price payable upon such redemption; (ii) that the interest on the Bonds, or on the principal amount thereof to be redeemed, shall cease to accrue from and after such redemption date and (iii) that on said date there will become due and payable on the Bonds the principal amount thereof to be redeemed and the interest accrued on such principal amount to the redemption date, if any, and the premium, if any, thereon. Each notice of redemption mailed to the Holder of the Bonds shall, if less than the entire principal sum thereof is to be redeemed, also state the principal amount thereof and the distinctive numbers of the Bonds to be redeemed and that such Bonds must be surrendered to the Trustee in exchange for the payment of the principal amount thereof to be redeemed and the issuance of a new Bond equaling in principal amount that portion of the principal sum not to be redeemed of the Bonds to be surrendered. The failure to give notice to any Holder of a Bond or any defects in such notice shall not affect the proceedings for the redemption of the Bonds for which notice has been properly given.

     Section 9.05. Effect of Redemption. If the Bonds have been duly called for redemption and notice of the redemption thereof has been duly given or provided for as hereinbefore provided and if monies for the payment of the Bonds (or of the principal amount thereof to be redeemed) and the interest to accrue to the redemption date on the Bonds (or of the principal amount thereof to be redeemed), if any, and the premium, if any, thereon are held for the purpose of such payment by the Trustee, then the Bonds (or the principal amount thereof to be redeemed) shall on the redemption date designated in such notice, become due and payable and interest on the Bonds (or the principal amount thereof to be redeemed) so called for redemption shall cease to accrue from such date and the Holder thereof shall thereafter have no rights hereunder as the Holder of such Bonds (or the principal amount thereof to be redeemed) except to receive the principal amount thereof and premium (if any) thereon and interest to the redemption date.

     Section 9.06. Extraordinary Redemption at demand of the State. In accordance with the provisions of Section 1864 of the Act, the State of New York may, upon furnishing sufficient funds therefor, require the Authority to redeem prior to maturity, as a whole, any issue of Bonds, on any interest payment date not less than twenty years after the date of the Bonds of such issue. The Trustee shall deposit such funds in the Bond Fund and, upon notice given as provided in Section 9.04, shall apply such funds to the redemption of such Bonds, at a redemption price equal to the applicable optional redemption price set forth in this Indenture or 105 per cent of the principal amount of the Bonds to be redeemed, whichever is less, together with accrued interest, if any, to the date fixed for redemption, all in the manner provided in this Article IX. Upon such redemption, the Trustee shall assign the Company Obligation relating to the Bonds to or as directed in writing by the Authority. Notice of any such redemption shall be published in accordance with the provisions of this Article IX and such Section 1864.

     Section 9.07. Purchase of Bonds. The Company may purchase Bonds at any time and from time to time. The Trustee, acting at the written direction of the Company, shall remit the purchase price for such Bonds from any moneys then held by the Trustee and available for the redemption or purchase of Bonds; provided that any limitations or restrictions on such redemption or purchase contained in the Indenture shall be complied with. All such Bonds so purchased shall be canceled by the Trustee, at the written direction of the Company, in accordance with Article II.

     Section 9.08. Cancellation of Redeemed Bonds. Any Bonds surrendered or redeemed pursuant to the provisions of this Article shall be cancelled by the Trustee or the Registrar and Paying Agent.

                                   ARTICLE X

                               THE PRIOR BOND FUND

     Section 10.01. Prior Bond Fund. 1. There is hereby created and established a special trust fund to be designated "Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series A Prior Bond Fund" (hereinafter referred to as the "Prior Bond Fund") to be held by the Trustee. All income or gain on moneys deposited in the Prior Bond Fund shall be retained therein.

     2. There shall be deposited into the Prior Bond Fund the proceeds of the Bonds issued hereunder.

     3. The moneys on deposit from time to time in the Prior Bond Fund shall be held under and subject to this Indenture, but shall not be subject to the liens, pledges, charges, assignments and trusts created hereby for the security and benefit of the Holders of the Bonds and shall not be available for the payment of Bonds within the meaning of the Indenture, and shall be used and applied solely for the purpose of refunding the Prior Bonds in accordance with the remaining provisions of this Section.

     4. The Trustee is authorized and directed to make payments from the Prior Bond Fund to remit the redemption price of the Prior Bonds or costs incurred in connection therewith to the Prior Trustee, upon receipt of a letter or letters signed by an Authorized Company Representative so directing.

                                   ARTICLE XI

                              PARTICULAR COVENANTS

     Section 11.01. Payment of principal of, interest on, and redemption premium of Bonds. The Trustee will promptly remit solely from the Company Obligation Payments and other monies held by the Trustee and available therefor, the principal of, and the interest on, every Bond issued under and secured by the Indenture and any premium required to be paid for the retirement of said Bonds by redemption, at the places, on the dates and in the manner specified in this Indenture and in said Bonds according to the true intent and meaning thereof, subject, however, to the provisions of Section 2.01.4.

     Section 11.02. Performance of covenants. The Authority will faithfully perform at all times all covenants, undertakings, stipulations and provisions contained in the Indenture, in any and every Bond and in all proceedings of the Authority pertaining thereto.

     Section 11.03. Further instruments. The Authority will from time to time execute and deliver such further instruments and take such further action as may be reasonable and as may be required to carry out the purpose of the Indenture; provided, however, that no such instruments or actions shall pledge the credit of the Authority or the State of New York or the taxing power of the State of New York or otherwise be inconsistent with the provisions of Section 1.03.

     Section 11.04. Inspection of Project books. All books and documents in the possession of the Authority relating to the Project or the Participation Agreement shall at all times be open to inspection by such accountants or other agents as the Trustee or the Bond Insurer may from time to time designate.

     Section 11.05. No extension of time of payment of interest. In order to prevent any accumulation of claims for interest after maturity, the Authority will not directly or indirectly extend or assent to the extension of the time of payment of any claims for interest on any of the Bonds and will not directly or indirectly be a party to or approve any such arrangement by purchasing such claims for interest or in any other manner. In case any such claim for interest shall be extended in violation hereof, such claim for interest shall not be entitled, in case of any default hereunder, to the benefit or security of the Indenture except subject to the prior payment in full of the principal of, and premium, if any, on, all Bonds issued and outstanding hereunder, and of all claims for interest which shall not have been so extended or funded.

     Section 11.06. Trustee's and Registrar and Paying Agent's fees, charges and expenses; Indemnification of Authority and Trustee. Pursuant to the provisions of Section 4.05 of the Participation Agreement, the Company has agreed to pay the fees and the expenses (including, in the case of the Trustee, the reasonable fees and expenses of counsel and accountants) of the Trustee and the Registrar and Paying Agent in the amounts set forth more fully therein, and the Authority shall have no liability for the payment of any fees or expenses of the Trustee or the Registrar and Paying Agent.

     Section 11.07. Agreement of the State. In accordance with the provisions of subdivision 11 of Section 1860 of the Act, the Authority, on behalf of the State of New York, does hereby pledge to and agree with the Bondholders that the State of New York will not limit or alter the rights and powers vested by the Act in the Authority to fulfill the terms of any contract made with Bondholders, or in any way impair the rights and remedies of such Bondholders, until the Bonds, together with the premium and interest thereon, with (to the extent permitted by law) interest on any unpaid installments of interest, and all costs and expenses in connection with any action or proceeding by or on behalf of such Bondholders, are fully met and discharged.

     Section 11.08. Recording and Filing. Pursuant to the Participation Agreement, the Company covenants that it will cause all financing statements related to this Indenture and all supplements thereto and the Participation Agreement and all supplements thereto, as well as such other security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, recorded and filed in such manner and in such places as may from time to time be required by law in order to preserve and protect fully the security of Holders and the rights of the Trustee hereunder, and to take or cause to be taken any and all other action necessary to perfect the security interest created by this Indenture.

     Section 11.09. Rights Under the Participation Agreement. The Participation Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Authority and the Company and reference is hereby made to the same for a detailed statement of said covenants and obligations of the Company thereunder. Subsequent to the issuance of Bonds and prior to their payment in full or provision for payment thereof in accordance with the provisions hereof, the Participation Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with the provisions of Article XV hereof. The Authority agrees that the Trustee, in its name or in the name of the Authority, may enforce all rights of the Authority and all obligations of the Company under and pursuant to the Participation Agreement for and on behalf of the Holders, whether or not the Authority is in default hereunder. Nothing herein contained shall be construed to prevent the Authority from enforcing directly any or all of its rights to administrative compensation or indemnification under the Participation Agreement.

                                  ARTICLE XII

                              DEFAULTS AND REMEDIES

     Section 12.01. Events of Default. Each of the following is hereby defined as and declared to be and shall constitute an "Event of Default":

          (a) Payment of the principal of and premium, if any, on any Bond (whether by maturity or proceedings for redemption in accordance with Article V hereof or otherwise), shall not be made when the same shall become due and payable; or

          (b) Payment of any installment of interest on any Bond shall not be made when the same shall become due and payable and such nonpayment shall continue for three (3) Business Days; or

          (c) Receipt by the Trustee of written notice from the Bond Insurer of the occurrence and continuance of an event of default under the Insurance Agreement, dated November 1, 2005, between the Bond Insurer and the Company, directing the Trustee to declare an Event of Default; or

          (d) The Authority shall fail in the due and punctual performance of any of the covenants, conditions, agreements, provisions or obligations, other than as set forth in (a) and (b) above, contained in the Bonds or in this Indenture or in any Supplemental Indenture on the part of the Authority to be performed, and such failure shall continue for sixty (60) days after written notice specifying such failure and requiring the same to be remedied shall have been given to the Authority, the Company, the Governor, the Comptroller and the Attorney General of the State of New York, by the Trustee or to the Trustee, the Authority and the Company by the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding as provided for in Section 12.08; provided that if any such failure shall be such that it cannot be cured or corrected within such sixty (60) day period, it shall not constitute an Event of Default hereunder if (i) curative or corrective action is instituted within such period and diligently pursued until the failure of performance is cured or corrected, and (ii) the Bond Insurer consents to such extension of the cure period; or

          (e) The occurrence of an event of default under the Participation Agreement.

     Section 12.02. Notice to Holders and Others Upon Occurrence of an Event of Default or a Payment Default. 1. The Trustee shall give notice to the Bondholders of all Events of Default within sixty (60) days after a Responsible Officer of the Trustee has been notified thereof or is deemed to have notice thereof as provided in Article XIII, unless the Event of Default shall have been cured before the giving of such notice or unless the Trustee shall deem it in the best interest of the Holders to defer or withhold notice under this Section; provided, however, that if a notice of an Event of Default is given to any Bondholder, the Trustee shall concurrently therewith, at the request of the Company, cause a copy to be provided to all beneficial owners; provided further, that if there is an Event of Default pursuant to Section 12.01(a), the Trustee shall give notice to the Bond Insurer immediately.

     Section 12.03. Declaration of Principal and Interest As Due. Upon the occurrence of an Event of Default specified in clause (b) of Section 12.01 of which the Trustee has been notified by the Credit Facility Issuer or the Bond Insurer, as the case may be, then, subject to the rights of the Credit Facility Issuer or the Bond Insurer under Section 8.02 hereof, the Trustee shall upon the written request or direction of such issuer of the Credit Facility or the Bond Insurer, as the case may be, declare the principal of and accrued interest on all the Bonds then Outstanding (if not then due and payable) to be due and payable immediately, and upon such declaration the same shall become due and be immediately due and payable and interest shall immediately cease to accrue on such Bonds, anything contained in the Bonds or in this Indenture to the contrary (except for Section 8.02 hereof) notwithstanding. Upon the occurrence and continuation of any Event of Default, except for an Event of Default specified in clause (b) of Section 12.01, of which the Trustee has been notified or is deemed to have notice as provided in Article XIII, then and in every case the Trustee, by a notice in writing to the Authority, the Company and (to addresses then specified by the Authority) the Governor, the Comptroller and the Attorney General of the State of New York, may with the written consent of the Credit Facility Issuer, and shall upon the written request or direction of the Credit
Facility Issuer, or, if the Credit Facility Issuer is in default under the Credit Facility, upon the written request or direction of the Holders of not less then twenty-five percent (25%) in principal amount of the Bonds then Outstanding (determined in accordance with the provisions of Section 14.03) shall, declare the principal of and accrued interest on all the Bonds then Outstanding (if not then due and payable) to be due and payable immediately, and upon such declaration the same shall become due and be immediately due and payable, anything contained in the Bonds or in this Indenture to the contrary notwithstanding. Upon any declaration of acceleration hereunder, the Trustee shall immediately exercise such rights as it may have as the registered owner of the Company Obligation and under the Participation Agreement, including the right to have the Company Obligation redeemed by the Company.

     If, however, at any time after the principal of the Bonds shall have been so declared to be due and payable, and before the entry of final judgment or decree in any suit, action or proceeding instituted on account of such Event of Default, or before the completion of the enforcement of any other remedy under this Indenture, monies shall have accumulated in the Bond Fund sufficient to pay the principal of and any premium (or redemption price) on all Bonds (or portions of the principal amount thereof) then or theretofore required to be redeemed pursuant to any provisions of this Indenture (excluding principal not then due except by reason of the aforesaid declaration) and all arrears of interest and interest then due, if any, upon Bonds then Outstanding and if the fees, compensation, expenses, disbursements, advances and liabilities of the Trustee and all other amounts then payable by the Company under the Participation Agreement and the Company Obligation shall have been paid or a sum sufficient to pay the same shall have been deposited with the Trustee, and every other Event of Default known to the Trustee in the observance or performance of any covenant, condition or agreement contained in the Bonds or in this Indenture (other than default in the payment of the principal of such Bonds then due only because of a declaration under this Section) shall have been remedied to the satisfaction of the Trustee or, the Company shall be taking, or shall be causing to be taken, appropriate action in good faith to effect its cure, then and in every such case the Trustee may with the written consent of the Credit Facility Issuer, and shall upon the written request of the Credit Facility Issuer, or, if the Credit Facility Issuer is in default under the Credit Facility, upon the written request or direction of the Holders of not less than a majority in principal amount of the Bonds (determined in accordance with the provisions of
Section 14.03) then Outstanding shall, by written notice to the Authority, rescind and annul such declaration and its consequences unless the Trustee shall have received from the Company Indenture Trustee a notice of redemption of any outstanding Company Obligation held hereunder before such rescission or annulment and such notice of redemption shall not have been rescinded. No such rescission or annulment pursuant to the next preceding sentence shall extend to or affect any subsequent default or impair any right consequent thereto.

     Section 12.04. Action by Trustee Upon Occurrence of Event of Default. Upon the occurrence and continuation of an Event of Default, subject to Section 8.02 hereof, the Trustee (i) for and on behalf of the Holders of the Bonds, shall have the same rights hereunder which are possessed by any Holders of the Bonds;
(ii) shall be authorized to proceed, in its own name and as trustee of an express trust; (iii) may pursue any available remedy by action at law or suit in equity to enforce the payment of the principal of and interest and premium, if any, on the Bonds; (iv) may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of such Trustee and of the Bondholders allowed in any judicial proceedings relative to the Company, its creditors, its property or the Bonds; and (v) may, and upon the written request or direction of the Holders of not less than twenty-five percent (25%) in principal amount of the Bonds then Outstanding (determined in accordance with the provisions of Section 14.03), with the prior written consent of the Credit Facility Issuer, shall proceed to protect and enforce all rights of the Holders and the Trustee under and as permitted by this Indenture and the laws of the State of New York, by such means or appropriate judicial proceedings as shall be suitable or deemed by it most effective in the premises, including the appointment of temporary trustees and any actions, suits or special proceedings at law or in equity or in bankruptcy or by proceedings in the office of any board or officer having jurisdiction, or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or the Participation Agreement, or to require the Authority or the Company to perform its or their duties under the Act, the Participation Agreement, the Company Obligation, the Bonds and this Indenture, or in aid of execution of any power granted in this Indenture or to enforce any other legal or equitable right or remedy vested in the Holders of the Bonds or the Trustee by this Indenture or by such laws, or for the appointment of a receiver. All rights of action (including the right to file proofs of claim) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto. Any such suit or proceeding instituted by the Trustee shall be brought in its name and as trustee of an express trust without the necessity of joining as plaintiffs or defendants any Holders of the Bonds, and any recovery or judgment shall be for the equal benefit of the Holders of the Outstanding Bonds.

     In the enforcement of any remedy under this Indenture the Trustee shall be entitled to sue for, enforce payment of and receive any and all amounts, then or during any Event of Default becoming, and at any time remaining, due from the Company and unpaid under the Participation Agreement and the Company Obligation for principal, premium, interest or otherwise under any of the provisions of this Indenture or of the Bonds, with interest on overdue payments if such interest then is permitted by the laws of the State of New York, together with any and all costs and expenses of collection and of all proceedings hereunder and under such Bonds, without prejudice to any other right or remedy of the Trustee or of the Holders, and to recover and enforce judgment or decree against the Company which is in default of its respective obligations under the

Participation Agreement and the Company Obligation, but solely as provided herein and in such Bonds, for any portion of such amounts remaining unpaid, with interest, costs and expenses, and to collect in any manner provided by law, the monies adjudged or decreed to be payable. Any such judgment shall be recovered by the Trustee, in its own name and as trustee of an express trust.

     Section 12.05. Powers of Trustee With Respect to Participation Agreement and Other Agreements. If the payments required to be paid to the Trustee under the Participation Agreement and the Company Obligation or other agreement pledged and assigned hereunder, as the case may be, are not paid when due or upon the happening and continuance of an Event of Default set forth in clause
(a) of Section 12.01, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of all payments due and unpaid under the Participation Agreement and the Company Obligation or other agreement, as the case may be, and required to be paid to the Trustee, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or the obligor under any other agreement, as the case may be, and collect in the manner provided by law out of the property of the Company or such obligor wherever situated, the monies adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company under the Participation Agreement or an obligor under any other agreement pledged and assigned hereunder, as the case may be, under the Federal Bankruptcy Act or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company under the Participation Agreement and the Company Obligation or an obligor under any other agreement pledged and assigned hereunder, as the case may be, the Trustee, regardless of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and regardless of whether the Trustee shall have made any demand pursuant to the power vested in it by this Indenture, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount owing and unpaid under the Participation Agreement and the Company Obligation by the Company or under such other agreement by such obligor, as the case may be, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith) and of the Holders allowed in any such judicial proceedings relative to the Company or other obligor, as the case may be, or to the creditors or property of the Company or other obligor, as the case may be, and to collect and receive any monies or other property payable or deliverable on such claims, and to distribute in accordance with the provisions hereof all amounts received with respect to the claims of the Holders and of the Trustee on their behalf, and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to the Trustee.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holders any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holders in any such proceeding.

     The provisions of this Section shall not be construed as in any way limiting the powers of the Trustee, with respect to defaults by the Authority or by the Company under the Participation Agreement and the Company Obligation, or an obligor under any other agreement pledged and assigned hereunder, as the case may be, whether such powers be expressly or implicitly granted to the Trustee elsewhere in this Indenture or in the Participation Agreement or the Company Obligation or other agreement, as the case may be, or as a denial that the Trustee has any such other powers, but the powers granted to the Trustee by this Section shall be supplemental, additional and cumulative to all other powers possessed by the Trustee with respect to defaults under this Indenture or under the Participation Agreement, the Company Obligation or other agreement pledged and assigned hereunder, as the case may be.

     Section 12.06. Disposition of Monies in Event of Insufficiencies in Funds and Accounts. All monies (other than proceeds of any Credit Facility) received by the Trustee pursuant to any right given or action taken under the provisions of this Article, after payment of the costs and expenses of the proceedings resulting in the collection of such monies and of the expenses, fees and advances incurred or made by the Trustee or Registrar and Paying Agent hereunder, shall be deposited in the Bond Fund. If at any time the monies in the Bond Fund shall not be sufficient to pay the interest or principal or premium, if any (or the redemption price), of the Bonds as the same become due and payable (whether at maturity or upon proceedings for the redemption thereof or by acceleration or otherwise), the monies in such fund, together with any other monies then available or thereafter becoming available for such purpose, whether through the exercise of the remedies provided for in this Article XII or otherwise, shall be applied as follows:

          (a) Unless the principal of all the Bonds shall have become due and payable or shall have been declared due and payable pursuant to the provisions of Section 12.03, all such monies shall be applied:

          First: to the payment to the persons entitled thereto of all installments of interest then due, in the order of the maturity of the installments of such interest, and if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or preference; and

          Second: to the payment of the premium, if any, on and the principal of the Bonds, to the purchase and retirement of Bonds and to the redemption of Bonds, all in accordance with the provisions of this Indenture.

          (b) If the principal of all the Bonds shall have become due and payable or shall have been declared due and payable pursuant to the provisions of Section 12.03, all such monies shall be applied to the payment of the principal and interest then due and unpaid, with interest on such principal as aforesaid, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or preference except as to any difference in the respective rates of interest specified in the Bonds.

          (c) If the principal of all the Bonds shall have been declared due and payable pursuant to the provisions of Section 12.03, and if such declaration shall thereafter have been rescinded and annulled pursuant to the provisions of such Section 12.03, then, subject to the provisions of subparagraph (b) above of this paragraph in the event that the principal of all the Bonds shall later become due and payable or be declared due and payable pursuant to the provisions of Section 12.03, the monies then held in the Bond Fund shall be applied to the payment of the principal of and premium (or redemption price) on all matured Bonds and all Bonds (or portions of the principal amount thereof) then or theretofore required to be redeemed pursuant to any provisions of this Indenture (excluding principal not then due except by reason of such declaration) and all arrears of interest and interest then due, if any, upon all Bonds then Outstanding, and any monies thereafter deposited in the Bond Fund shall be applied in accordance with the provisions of Article VI.

     Whenever monies are to be applied by the Trustee pursuant to the provisions of subparagraphs (a) and (b) of this Section, (i) such monies shall be applied by the Trustee at such times, and from time to time, as the Trustee in its sole discretion shall determine, having due regard to the amount of such monies available for application and the likelihood of additional monies becoming available for such application in the future; (ii) the deposit of such monies, in trust for the proper purpose, shall constitute proper application by the Trustee; and (iii) the Trustee shall incur no liability whatsoever to the Authority, to any Holder or to any other person for any delay in applying any such monies, so long as the Trustee acts with reasonable diligence, having due regard to the circumstances, and ultimately applies the same in accordance with such provisions of this Indenture as may be applicable at the time of application by the Trustee. Whenever the Trustee shall exercise such discretion in applying such monies, it shall fix the date (which shall be an Interest Payment Date unless the Trustee shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the fixing of any such date, and shall not be required to make payment to the Holder of any unpaid Bond until such Bond shall be surrendered to the Trustee for appropriate endorsement, or for cancellation if fully paid.

     Section 12.07. Effect of Delay or Omission; Waiver of Default; Direction of Remedial Proceedings by the Holders. No delay or omission of the Trustee or of any Holder of the Bonds to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein.

     Anything in this Indenture to the contrary notwithstanding (but subject to Section 8.02, which shall be controlling), the Holders of not less than a majority in principal amount of the Bonds at the time Outstanding (determined in accordance with the provisions of Section 14.03) with the prior written consent of the Credit Facility Issuer shall be authorized and empowered and have the right, by an instrument or concurrent instruments in writing delivered to the Trustee on behalf of the Holders of the Bonds then Outstanding to consent to the waiver of any Event of Default or its consequences, and the Trustee shall waive any Event of Default and its consequences upon the written request of the Holders of such majority; provided, however, that there shall not be waived (i) any default in payment of principal or premium when due or (ii) any default in payment when due of interest unless, in either case, prior to such waiver all arrears in principal, premium, if any, and interest, with additional interest, to the extent permitted by law, at the rate then borne by the Bonds, and all fees and expenses of the Trustee shall have been paid or provided for. No such waiver shall extend to or affect any other existing or subsequent default or Event of Default or impair any rights or remedies consequent thereon.

     Anything in this Indenture to the contrary notwithstanding (but subject to Section 8.02, which shall be controlling), the Holders of not less than twenty-five percent (25%) in principal amount of the Bonds at the time Outstanding (determined in accordance with the provisions of Section 14.03) with the prior written consent of the Credit Facility Issuer shall be authorized and empowered and have the right, by an instrument or concurrent instruments in writing delivered to the Trustee to direct the time and method of conducting any proceeding for any remedy to be taken by the Trustee or available to the Trustee or available to the Holders of the Bonds, or exercising any trust or power conferred upon the Trustee hereunder provided: (1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability, or be unduly prejudicial to Holders not joining therein, and
(2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 12.08. Suits or Actions by Holders; Any Holder May Enforce Overdue Payment of His or Her Bond or Interest Thereon. No Holder of any of the Bonds shall have any right to institute any suit, action or proceeding in equity or at law for the execution of any trust hereunder or for any other remedy hereunder unless there shall have occurred an Event of Default of which the Trustee has been notified or is deemed to have notice as provided in Article XIII, and such Holder previously shall have given to the Trustee written notice of the Event of Default on account of which such suit, action or proceeding is to be instituted, and, subject to Section 8.02 hereof, unless also the Holders of not less than twenty-five percent (25%) in principal amount of the Bonds then Outstanding shall have made written request of the Trustee after the right to exercise such powers or right of action, as the case may be, shall have accrued, and shall have afforded the Trustee a period of sixty (60) days either to proceed to exercise the powers hereinabove granted or to institute such action, suit or proceeding in its or their name, the Trustee shall have been indemnified by Holders against the costs, expenses and liabilities to be incurred in compliance with such request, and shall not have received an inconsistent direction from the Holders of not less than twenty-five percent (25%) in principal amount of the Bonds and the Trustee shall have refused or neglected to comply with such request within a reasonable time. Subject to Section 8.02 hereof, it is understood and intended that no one or more Holders of the Bonds hereby secured shall have any right in any manner whatever by the action of such Holder or Holders to affect, disturb or prejudice the security of this Indenture, or to enforce any right hereunder except in the manner herein provided; that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the benefit of all Holders of such Outstanding Bonds; and that any individual rights of action or other right given to one or more of such Holders by law are restricted by this Indenture to the rights and remedies herein provided. Notwithstanding the foregoing and subject to Article XIII, the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Bond to receive payment of the principal of, premium, if any, and interest on such Bond, on or after the respective due dates expressed in such Bond, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder, except that no Holder of any such Bond shall have the right to institute any such suit, if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver, or loss of the lien of this Indenture.

     Section 12.09. Remedies Not Exclusive. No remedy by the terms of this Indenture conferred upon or reserved to the Trustee or the Holders of the Bonds is intended to be exclusive of any other remedy so conferred or reserved or to be exclusive of other remedies now or hereafter existing at law or in equity or by statute, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder to the Trustee or to the Holders of the Bonds or now or hereafter existing at law or in equity or by statute. Every such right, power and remedy given hereunder or by law or in equity or by statute may be exercised from time to time and as often as may be deemed expedient.

     Section 12.10. Effect of Abandonment of Proceedings on Default. In case any proceeding taken by the Trustee or the Holders of the Bonds on account of any Event of Default shall have been discontinued or abandoned for any reason, then and in every such case the Authority, the Trustee and the Holders shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies, powers and duties of the Trustee shall continue as though no such proceeding had been taken.

     Section 12.11. Interest on Overdue Amounts. To the extent permitted by law all amounts which are due and payable but which have not been so paid under this Indenture shall bear interest at the then current rate of interest on the Bonds until paid.

                                  ARTICLE XIII

                     CONCERNING THE TRUSTEE; APPOINTMENT OF
                           REGISTRAR AND PAYING AGENT

     Section 13.01. Appointment of Trustee. Citibank, N.A. is hereby appointed the Trustee hereunder and by the execution of this Indenture accepts such appointment and without further act, deed or conveyance, shall be fully vested with all the estate, properties, rights, powers, trusts, duties and obligations of the Trustee hereunder.

     The Trustee shall set up suitable accounts for the deposit of the Company Obligation Payments and for the payment of the Bonds and the interest thereon and for all other payments provided or required by this Indenture, including, without limiting the generality of any of the foregoing, setting up of the Funds created by Articles VI and X.

     Section 13.02. Indemnification of Trustee as Condition for Remedial Action. The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder, until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements, and against all liability; the Trustee may, nevertheless, begin suit, or appear in and defend suit, or do anything else in its judgment proper to be done by it as such Trustee, without indemnity, and in such case the Trustee shall be reimbursed from the Additional Payments required to be made pursuant to the Participation Agreement for all reasonable costs and expenses, outlays and counsel fees and other reasonable disbursements incurred in connection therewith. If the Company shall fail to make such reimbursement, the Trustee may reimburse itself from any monies in its possession under the provisions of this Indenture and shall be entitled to a preference over the Bonds. Notwithstanding the foregoing, to the extent funds are available, the Trustee shall make payments of principal of and premium, if any, and interest on the Bonds then Outstanding when due, when called for redemption or when declared to be immediately due and payable in accordance with Article VI.

     Section 13.03. Trustee Not Liable for Failure of the Authority or Company to Act. The Trustee shall not be liable or responsible because of the failure of the Authority or the Company or any of their employees or agents to make any collections or deposits or to perform any act herein required of the Authority or the Company. The Trustee shall not be responsible for the application of any of the proceeds of the Bonds or any other monies deposited with it and paid out, withdrawn or transferred hereunder if such application, payment, withdrawal or transfer shall be made in accordance with the provisions of this Indenture. The immunities and exemptions from liability of the Trustee hereunder shall extend to its directors, officers, employees and agents.

     Section 13.04. Certain Duties and Responsibilities of the Trustee. (a) Except during the continuance of an Event of Default specified in Section 12.01 of which a Responsible Officer of the Trustee has actual knowledge,

          1. the Trustee shall undertake to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          2. in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, resolutions, statements, reports, documents, orders, instruments or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations, the content thereof, or other facts stated therein).

     (b) In case an Event of Default specified in Section 12.01 has occurred and is continuing of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (c) None of the provisions of this Indenture shall be construed to relieve the Trustee from liability for negligent action, negligent failure to act, or willful misconduct, except that

          1. this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

          2. the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent;

          3. in the absence of bad faith on its part, the Trustee shall be protected and shall incur no liability in acting or proceeding or in not acting or not proceeding upon any resolution, order, notice, telegram, request, consent, waiver, certificate, statement, affidavit, voucher requisition, bond or other paper or document which the Trustee shall believe to be genuine and to have been adopted or signed by the proper board or person or to have been prepared and furnished pursuant to any of the provisions of this Indenture, or upon the written opinion of any attorney, engineer, accountant or other expert believed by the Trustee to be qualified in relation to the subject matter, and the Trustee shall be under no duty to make any investigation or inquiry as to any statements contained or matters referred to in any such instrument but may accept and rely upon the same as conclusive evidence of the truth and accuracy of such statements; and

          4. the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Bonds relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the provisions of this Indenture.

     (d) Notwithstanding anything contained elsewhere in this Indenture, the Trustee shall have the right to reasonably require, in respect of the payment or withdrawal of any monies or the taking of any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that required by the terms hereof as a condition of such action by the Trustee.

     (e) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents or receivers, and shall not be responsible for any negligence or misconduct on the part of any such attorney, agent or receiver appointed by it if the Trustee shall have exercised due care and diligence in appointing or selecting such person, and shall be entitled to advice of counsel concerning all matters of the trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents and receivers as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney or attorneys (who may be the attorney or attorneys for the Authority or the Company), approved by the Trustee in the exercise of reasonable care, and the Trustee shall not be responsible for any loss or damage resulting from any action or nonaction in good faith in reliance upon such opinion or advice.

     (f) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon a certificate of an Authorized Company Representative or an Authorized Officer.

     (g) The Trustee shall not be accountable for the use by the Company of any proceeds of the Bonds authenticated or delivered hereunder.

     (h) The Trustee shall not be required to give any bonds or surety in respect of the execution of its trusts and powers hereunder.

     (i) The Trustee may treat and deem the Holder of any Bonds as set forth in the books of the registry hereunder as the absolute owner thereof.

     (j) The Trustee shall not be held liable by reason of any insufficiency in any account held by or on behalf of the Trustee resulting from any investment loss on any Investment Securities included therein (except to the extent that the Trustee is the obligor and has defaulted thereon) nor will the Trustee be liable for interest on any money received by it except as the Trustee may agree in writing with the Company or the Authority.

     (k) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee shall have received written notice or obtained actual knowledge thereof. In the absence of receipt of such notice or actual knowledge, the Trustee may conclusively assume that there is no default or Event of Default.

     (l) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (m) The Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance relating to the Project (but not including the insurance on the Bonds provided by the Policy), or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Bond Fund.

     (n) The right of the Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

     (o) Notwithstanding any other provision of this Indenture, the Trustee shall notify the Authority, the Company, the Bond Insurer and the Bondholders of
(i) any Event of Default for which a Responsible Officer of the Trustee has actual knowledge and (ii) the Trustee's failure to receive any fees due and owing from the Company. The Trustee shall notify the Authority and the Company if it does not receive its fees as required hereunder.

     Section 13.05. Limitations on Obligations and Responsibilities of Trustee and Registrar and Paying Agent. The Trustee and the Registrar and Paying Agent shall be under no obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Company, or to report, or make or file claims or proof of loss for, any loss or damage insured against or which may occur, or to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payment to be made. The Trustee and the Registrar and Paying Agent, except as to the acceptance of the trusts by the Trustee's execution of this Indenture and the performance of their respective responsibilities hereunder, shall have no responsibility in respect of the validity, sufficiency, due execution or acknowledgment of this Indenture, or in respect of the validity of the Bonds or the due execution or issuance thereof. The Trustee and the Registrar and Paying Agent shall be under no obligation to see that any duties herein or in the Participation Agreement or any Credit Facility imposed upon the Authority, the Company, the issuer of any Credit Facility, or any party other than themselves in their capacity as Trustee and Registrar and Paying Agent, respectively, or any covenants herein contained on the part of any party other than themselves in their capacity as Trustee and Registrar and Paying Agent, respectively, to be performed, shall be done or performed, and the Trustee and the Registrar and Paying Agent shall be under no obligation for failure to see that any such duties or covenants are so done or performed. Notwithstanding anything in this Agreement to the contrary, the Trustee shall not be liable to any Holder for special, indirect or consequential losses (including, but not limited to, lost profits).

     Section 13.06. Compensation and Indemnification of Trustee. The Company has agreed in the Participation Agreement (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder or shall from time to time be agreed in writing (including the reasonable compensation and the expenses and disbursements of its agents and counsel) (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and (3) to indemnify the Trustee and any director, officer, employee or agent of the Trustee, for, and to hold it harmless against, any loss, liability, claim, or expense (including reasonable costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of or incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     Section 13.07. Statements from Trustee. It shall be the duty of the Trustee, on or about the fifteenth (15th) day of each month, and at such other reasonable time or times as may be determined by the Authority or the Company, to file with the Authority, upon the written request thereof, and the Company a statement setting forth in respect of the preceding calendar month:

          (a) the amount withdrawn from or transferred to each Fund or Account by the Trustee under the provisions of this Indenture, and the amount received by the Trustee and held on account of each Fund or Account under the provisions of this Indenture;

          (b) the amount on deposit with it at the end of such calendar month to the credit of each such Fund or Account;

          (c) a monthly account of reconciliation and income which includes a brief description of all obligations held by it as an investment of monies in each such Fund or Account;

          (d) the amount applied to the redemption of the Bonds under the provisions of Article IX and Section 6.03 and the amount of the Bonds remaining Outstanding; and

          (e) any other information which the Authority or the Company may reasonably request.

     All records and files pertaining to the Bonds and the Company in the custody of the Trustee shall be open at all reasonable times upon prior notice to the inspection of the Authority, the Company and their agents and representatives.

     Section 13.08. Notice of Default. Except upon the happening of any Event of Default specified in clauses (a) through (b), inclusive, of Section 12.01, the Trustee shall not be obliged to take notice or be deemed to have notice of any

Event of Default hereunder, unless a Responsible Officer of the Trustee has been specifically notified in writing of such Event of Default by the issuer of any Credit Facility, by the Authority, by the Company, or by the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds Outstanding and such written notice

     Section 13.09. Trustee and Registrar and Paying Agent May Deal in Bonds. The bank or trust company acting as Trustee and Registrar and Paying Agent under this Indenture, and its directors, officers, employees or agents, may in good faith buy, sell, own, hold and deal in the Bonds issued under and secured by this Indenture, and may join in the capacity of a Holder of a Bond in any action which any Holder of a Bond may be entitled to take with like effect as if such bank or trust company were not the Trustee or Registrar and Paying Agent under this Indenture.

     Section 13.10. Trustee and the Registrar and Paying Agent Not Responsible For Recitals. The recitals, statements and representations contained herein and in the Bonds shall be taken and construed as made by and on the part of the Authority, and not by the Trustee or Registrar and Paying Agent, and the Trustee and the Registrar and Paying Agent assumes, and shall be under, no responsibility for the correctness of the same or for the recording or re-recording or filing or refiling of the Indenture or any supplements thereto or any instruments of further assurance (including financing statements) except as otherwise provided herein. The Trustee and the Registrar and Paying Agent make no representations as to the value of any property pledged hereunder to the payment of Bonds or as to the title of the Authority or the Company thereto or as to the validity, sufficiency or adequacy of the security afforded thereby or hereby or as to the validity of this Indenture, the Company Obligation, the Participation Agreement, any Credit Facility or of the Bonds.

     Section 13.11. Qualification of the Trustee. There shall at all times be a Trustee hereunder which shall be a bank and/or trust company, having combined capital and unimpaired surplus of at least $50,000,000, duly authorized to exercise corporate trust powers and subject to examination by federal or state authority. The Trustee hereunder shall not be required to maintain, and any successor Trustee shall not be required to have, an office in the city in which the applicable Principal Corporate Trust Office of the initial Trustee hereunder is located, but shall be required to have an office in New York State.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 13.11, it shall resign immediately in the manner and with the effect specified in Section 13.12.

     Section 13.12. Resignation and Removal of Trustee. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 13.13:

          (a) The Trustee may resign at any time by giving written notice thereof to the Authority, the Company and the Bond Insurer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the retiring Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (b) The Trustee may resign at any time by giving written notice thereof to the Authority, the Company and the Bond Insurer. In addition, the Trustee may be removed at any time by (i) demand of the registered owners of at least a majority in principal amount of the Bonds of a series then Outstanding (determined in accordance with this Indenture), (ii) the Authority, at the written request of the Company, provided the Company is not in default under this Indenture, (iii) the Authority other than during the continuance of an Event of Default, or (iv) the Authority, at the written request of the Bond Insurer or the Company (provided the Company is not in default under this Indenture) for breach of trust under this Indenture, and, in either case, by a written instrument delivered to the Trustee and the Authority, the Bond Insurer or the Company, as applicable.

          (c) If at any time:

               (1) the Trustee shall cease to be eligible under Section 13.11 and shall fail to resign after written request by the Authority, by the Company, by the Bond Insurer or by a Holder who shall have been a bona fide Holder for at least six months,

               (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

               (3) there is a breach of trust under the Indenture,

         then, in any such case, (i) the Authority may remove, and the Company may request the Authority to remove, the Trustee, or (ii) the Bond Insurer or any Holder who has been a bona fide Holder for at least six months may, on behalf of itself and all other similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor.

          (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Authority shall promptly appoint a successor; the Company or the issuer of any Credit Facility or both of them, having the right to request or consent to the appointment of a particular qualified institution as such successor. Within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee may be appointed by an instrument or concurrent instruments in writing executed by the Holders of a majority in principal amount of the Bonds then Outstanding delivered to the Authority and the retiring Trustee, and, upon such delivery, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Authority.

          (e) The Authority shall give notice to the Trustee, the Company, the Registrar and Paying Agent, the Bond Insurer and the Bondholders of each resignation and each removal of a Trustee and each appointment of a successor Trustee in the manner set forth in Section 18.03 with respect to Bondholders, Section 8.01 with respect to the Bond Insurer, and Section
     18.09 with respect to the Company. Each notice shall include the name and address of the applicable Principal Corporate Trust Office of the successor Trustee.

          (f) The Trustee at any time other than during the continuance of an Event of Default and for any reason may be removed by an instrument in writing, executed by an Authorized Officer, appointing a successor, filed with the Trustee so removed.

     Section 13.13. Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Authority and the Company, an instrument in writing accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, shall become fully vested with all the rights, immunities, powers and trusts and subject to all the duties and obligations, of its predecessor; but such predecessor shall, nevertheless, on written request of its successor or of the Authority and upon payment of expenses, charges and other disbursements of such predecessor which are payable pursuant to the provisions of Sections 13.02 and 13.06, execute and deliver an instrument transferring to such successor Trustee all the rights, immunities, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all property and monies held by it hereunder to its successor, subject, nevertheless, to its first lien and preference provided for in Sections 13.02 and 13.06. Should any instrument in writing from the Authority be required by any successor Trustee for more fully vesting in such Trustee the rights, immunities, powers and trusts hereby vested or intended to be vested in the predecessor Trustee, any such instrument in writing shall and will, on request, be executed, acknowledged and delivered by the Authority.

     Notwithstanding any of the foregoing provisions of this Article, any bank or trust company having power to perform the duties and execute the trusts of this Indenture and otherwise qualified to act as Trustee hereunder with or into which the bank or trust company acting as Trustee may be converted, merged or consolidated, or to which the corporate trust business assets as a whole or substantially as a whole of such bank or trust company may be sold, shall be deemed the successor of the Trustee, upon written notice to the Authority.

     Section 13.14. Appointment of Registrar and Paying Agent. Citibank, N.A. is hereby appointed by the Authority at the request of the Company to serve as the Registrar and Paying Agent hereunder. The Company shall have the right to request the appointment of an institution meeting the requirements of Section
13.19 to serve as successor thereto in the event of the removal or resignation of such Registrar and Paying Agent.

     The Trustee hereby appoints any Registrar and Paying Agent appointed hereunder as authenticating agent.

     Section 13.15. Trustee may intervene in judicial proceedings involving Authority or the Company. In any judicial proceeding to which the Authority or the Company is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of owners of the Bonds, the Trustee may in its own name or as trustee of an express trust intervene on behalf of the owners of the Bonds and shall, upon receipt of indemnity satisfactory to it, do so if requested in writing by the owners of at least twenty-five per cent (25%) in aggregate principal amount of Bonds then outstanding if permitted by the court having jurisdiction in the premises.

     Section 13.16. General Provisions Regarding Registrar and Paying Agent.

(a)  The Registrar and Paying Agent shall:

          (i) hold all Bonds delivered to it for purchase hereunder in trust for the benefit of the respective Bondholders which shall have so delivered such Bonds until monies representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such Holders and deliver said Bonds in accordance with the provisions of this Indenture;

          (ii) hold all monies delivered to it for the purchase of Bonds, in trust for the benefit of the person or entity who has delivered such monies until the Bonds purchased with such monies have been delivered to or for the account of such person or entity as provided in this Indenture;

          (iii) maintain the books of registry and keep such books and records as shall be consistent with prudent industry practice and make such books and records available for inspection by the Trustee, the Authority and the Company at all reasonable times;

          (iv) perform the duties and undertake the obligations assigned to them in Sections 2.04, 2.05, 2.07 and 2.09;

          (v) at the request of a beneficial owner, provide copies of all notices received by it, directly to such beneficial owner.

     (b) The Registrar and Paying Agent may deem and treat the Holder of any Bonds as set forth in the books of registry hereunder as the absolute owner thereof;

     (c) The Registrar and Paying Agent may in good faith hold any other form of indebtedness issued by the Authority or any security issued by the Company, or any affiliate of the Company; own, accept or negotiate any drafts, bills of exchange, acceptances or obligations thereof; and make disbursements therefor and enter into any commercial or business arrangement therewith; all without any liability on the part of such Registrar and Paying Agent for any real or apparent conflict of interest by reason of any such actions; and

     (d) The Registrar and Paying Agent agrees to cooperate with the Trustee and the Company in preparing and conveying information necessary for drawings under any Credit Facility. To the extent that any other certificate to be submitted by the Trustee to an issuer of a Credit Facility in connection with a drawing under the Credit Facility requires the Trustee to state that the Registrar and Paying Agent has certified certain information to the Trustee, the Registrar and Paying Agent agrees to provide such certification to the Trustee to the extent such information is known to it.

     Section 13.17. Payment of Registrar and Paying Agent; Indemnification. The Authority will cause the Company to agree in the Participation Agreement to pay all reasonable fees, charges and expenses of the Registrar and Paying Agent, including reasonable attorneys' fees and expenses, for acting under and pursuant to this Indenture. In addition, the Authority will cause the Company to agree in the Participation Agreement to indemnify the Registrar and Paying Agent and its directors, officers and employees against and save them harmless from any and all losses, costs, charges, expenses, judgments and liabilities incurred while carrying out the transactions contemplated by this Indenture, except that said indemnity does not apply to the extent that they are caused by the negligent action, negligent failure to act, bad faith or willful misconduct of the Registrar and Paying Agent or its directors, officers, employees or agents.

     Section 13.18. Registrar and Paying Agent's Performance; Duty of Care. The duties and obligations of the Registrar and Paying Agent shall be determined solely by the provisions of this Indenture. None of the provisions of this Indenture shall be construed to relieve the Registrar and Paying Agent from liability for negligent action, negligent failure to act or willful misconduct, except that the Registrar and Paying Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and, in the absence of bad faith on the part of the Registrar and Paying Agent, the Registrar and Paying Agent may conclusively rely, as to the truth of the statements expressed therein, upon any document furnished to the Registrar and Paying Agent and conforming to the requirements of this Indenture and the Registrar and Paying Agent may conclusively rely and shall be protected in acting upon any document believed by it to be genuine and to have been signed or presented by the proper party or parties, provided that, in the case of any such document which by any provision of this Indenture is specifically required to be furnished to the Registrar and Paying Agent, the Registrar and Paying Agent shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Indenture. The Registrar and Paying Agent may act upon the opinion or advice of any attorney or attorneys (who may be the attorney or attorneys for the Authority or the Company), approved by the Trustee in the exercise of reasonable care, and the Registrar and Paying Agent shall not be responsible for any loss or damage resulting from any action or nonaction in good faith in reliance upon such opinion or advice.

     Section 13.19. Qualifications of Registrar and Paying Agent. The Registrar and Paying Agent, including any successor appointed pursuant to this Indenture, shall be a corporation duly organized under the laws of the United States of America or any state or territory thereof, having a combined capital and unimpaired surplus of at least $50,000,000 and authorized by law to perform all the duties imposed upon it by this Indenture. The Registrar and Paying Agent shall have an office or agency in New York, New York capable of performing its obligations hereunder.

     Section 13.20. Resignation or Removal of Registrar and Paying Agent and Successor to Registrar and Paying Agent; Termination of Registrar and Paying Agent's Obligations. The Registrar and Paying Agent may at any time resign and be discharged of the duties and obligations created hereunder giving at least sixty days' notice to the Authority, the Bond Insurer, the Company, and the

Trustee. The Registrar and Paying Agent may be removed at any time upon and pursuant to the request of the Company or the Bond Insurer (for breach of its obligations hereunder) by an instrument, signed by the Authority and filed with the Trustee and the Registrar and Paying Agent, the Company and the Bond Insurer, provided that such removal shall not take effect until the appointment of a successor Registrar and Paying Agent. The Authority at the request of the Company shall appoint a successor Registrar and Paying Agent effective as of the effectiveness of any such resignation or removal. Each successor Registrar and Paying Agent shall be a qualified institution selected by the Company and, so long as a Credit Facility is in effect, approved by the issuer of a Credit Facility, and approved and appointed by the Authority.

     In the event of the resignation or removal of the Registrar and Paying Agent, the Registrar and Paying Agent shall pay over and deliver any monies and Bonds held by it in such capacity to its successor or, if there is no successor, to the Trustee. In the event that there is no successor to the Registrar and Paying Agent on the effective date of its resignation, the entity acting as Trustee shall perform the functions of the Registrar and Paying Agent; provided that monies held by the Trustee pursuant to this paragraph shall not be deemed to be held by the Trustee in its capacity as Trustee.

     Section 13.21. Appointment of Additional Paying Agents; Each Paying Agent to Hold Money in Trust. The Authority may at the request of the Company appoint an additional Paying Agent or Paying Agents for the Bonds. Each such Paying Agent shall hold in trust subject to the provisions of the Indenture for the benefit of the Holders all sums held by such Paying Agent for the payment of the principal of, premium, if any, and interest on the Bonds. Any such Paying Agent may be any person or corporation authorized to perform such functions, including to the extent permitted by law, the Company.

                                   ARTICLE XIV

                   EXECUTION OF INSTRUMENTS BY BONDHOLDERS AND
                     OWNERSHIP OF BONDS; EXCLUSION OF BONDS
                    OWNED BY THE AUTHORITY OR THE CORPORATION

     Section 14.01. Execution of Requests, Directions and Consents and Other Instruments and Proof of Same; Ownership of Bonds and Proof of Same. Any request, direction, consent or other instrument required by this Indenture to be signed or executed by Holders of Bonds may be signed or executed by such Holders in person or by agent or agents duly appointed in writing, and may be in any number of concurrent writings of substantially similar tenor. Proof of the execution of any such request, direction, consent or other instrument or of a writing appointing any such agent, and of the holding or ownership of Bonds, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee hereunder with regard to any action taken by it under such request, direction, consent or other instrument or of a writing appointing any such agent, if made in the following manner:

          (a) the fact and date of the execution by any person of any such request, direction, consent or other instrument in writing may be proved in any reasonable manner which the Trustee deems sufficient;

          (b) the ownership of Bonds shall be proved by the books of registry kept under the provisions of this Indenture.

     Any request, direction, consent or vote of the Holder of any Bond shall bind and be conclusive upon the Holder of such Bond giving such request, direction or consent or casting such vote and upon every future Holder of the same Bond in respect of anything done or suffered to be done by the Trustee or otherwise, or by the Holders of other Bonds, in pursuance of such request, direction, consent or vote, and whether or not such future Holder has knowledge of or information as to such request, direction, consent or vote; provided that any request, direction, consent or vote of the Holder of a Bond required by any of the provisions hereof may be revoked by the Holder giving such request, direction, consent or vote or by a subsequent Holder if such revocation in writing is filed with the Trustee, prior to the time when the request, direction, consent or vote of the percentage of the Holders of the Bonds required by such provision shall have been given and action taken by the Trustee or otherwise, or by the Holders of other Bonds, under authority of such request, direction, consent or vote.

     The payment of or on account of principal to or upon the order of the person in whose name the Bonds shall at the time be registered on said books of registry and the payment of interest to or upon the order of any person in whose name the Bonds shall at the time be registered on said books of registry, shall be valid and effectual fully to satisfy and discharge all liability hereunder or upon the Bonds to the extent of the sum or sums so paid.

     The Authority at the request of the Company may establish a record date for the taking of any action by the Holders.

     Section 14.02. Meetings of Holders. The Trustee or the Holders of not less than twenty percent (20%) in principal amount of the Bonds then Outstanding may at any time call a meeting of the Holders of the Bonds for the purpose of the consenting to, the approving, the requesting, or the directing by the Holders of the Bonds of any action required to be consented to or approved by them hereunder or which they may request or direct hereunder to be taken, or for the making by the Holders of any appointments they may make hereunder, or for the purpose of taking any other action which the Holders may take hereunder, or for any other purpose concerning the payment and security of the Bonds hereunder. Every such meeting shall be held at such place in The City of New York, State of New York, as may be specified in the notice calling such meeting. Written notice of such meeting, stating the place and time of the meeting and in general terms the business to be submitted, shall be mailed to the Holders whose names and addresses then appear upon the books of registry by the Registrar and Paying Agent or the Holders calling such meeting, not less than twenty (20) days nor more than sixty (60) days before such meeting. Any meeting of Holders shall, however, be valid without notice if the Holders of all Bonds then Outstanding are present in person or by proxy or if notice is waived before or within thirty
(30) days after the meeting by those not so present.

     Attendance and voting by Holders at meetings thereof may be in person or by proxy. Holders of Bonds may, by an instrument in writing under their hands, appoint any person or persons, with full power of substitution, as their proxy to attend and vote at any meeting for them.

     Persons named by the Trustee, or elected by the Holders of a majority in principal amount of the Bonds represented at the meeting in person or by proxy in the event the Trustee is not represented at such meeting, shall act as temporary chairman and temporary secretary of any meeting of Holders. A permanent chairman and a permanent secretary of such meeting shall be elected by the Holders of a majority in principal amount of the Bonds represented at such meeting in person or by proxy. The permanent chairman of the meeting shall appoint two (2) inspectors of votes who shall count all votes cast at such meeting, except votes on the election of chairman and secretary as aforesaid, and who shall make and file with the secretary of the meeting and the Trustee their verified report of all such votes cast at the meeting.

     The Holders of not less than the principal amount of the Bonds required by the provisions hereof to consent to, approve, request or direct any action to be taken at a meeting of Holders, or required by the provisions hereof to make any appointments to be made at such meeting, or required by the provisions hereof to take any other action to be taken at such meeting, must be present at such meeting in person or by proxy in order to constitute a quorum for the transaction of such business. Less than a quorum, however, shall have power to adjourn the meeting from time to time without notice of such adjournment other than the announcement thereof at the meeting; provided, however, that if such meeting is adjourned by less than a quorum for more than ten (10) days, notice of such adjournment shall be given by the Trustee at least five (5) days prior to the adjourned date of the meeting.

     Any Holder of a Bond shall be entitled in person or by proxy to attend and vote at such meeting as Holder of the Bond or Bonds registered in his or her name without producing such Bond or Bonds. Such persons and their proxies shall, if required, produce such proof of personal identity as shall be satisfactory to the Secretary of the meeting.

     All proxies presented at such meeting shall be delivered to the Inspector of Votes and filed with the Secretary of the meeting. The right of a proxy for a Holder to attend the meeting and act and vote thereat may be proved (subject to the Trustee's right to require additional proof) by a written proxy executed by such Holder as aforesaid.

     The officers or nominees of the Trustee may be present or represented at such meeting and take part therein, but shall not be entitled to vote thereat, except for such officers or nominees who are Holders or proxies for Holders (including the Trustee).

     The vote at any such meeting of the Holder of any Bond, or his or her proxy, entitled to vote thereat shall be binding upon such Holder and upon every subsequent Holder of such Bond (whether or not such subsequent Holder has notice thereof).

     Section 14.03. Exclusion of Bonds Held by or for the Authority, the Company and of Bonds No Longer Deemed Outstanding Hereunder. In determining whether the Holders of the requisite aggregate principal amount of Bonds have concurred in any demand, request, direction, consent, vote or waiver under this Indenture, any Bonds which are owned by or on behalf of or for the account of the Authority, the Company and, except for the purposes of Article XVI, any Bonds which are deemed no longer Outstanding hereunder shall be disregarded and not included for the purpose of any such determination, and the Holders of such Bonds shall not be entitled to vote upon, consent to or concur in any action provided in this Indenture, except that for the purposes of determining whether the Trustee shall be protected in relying on any such demand, request, direction, consent, vote or waiver only Bonds which the Trustee knows are owned as aforesaid shall be disregarded. The Trustee may require each Holder of a Bond or Bonds, before such Holder's demand, request, direction, consent, vote or waiver shall be deemed effective, to reveal if the Bonds as to which such demand, request, direction, consent, vote or waiver is made, granted, cast or given are disqualified as provided in this Section.

                                   ARTICLE XV

                  AMENDING AND SUPPLEMENTING THE INDENTURE AND
                           THE PARTICIPATION AGREEMENT

     Section 15.01. Amending and Supplementing Indenture Without Consent of Holders. The Authority and the Trustee, from time to time and at any time and without the consent or concurrence of any Holder, may enter into a Supplemental Indenture, (i) to make any changes, modifications, amendments or deletions to this Indenture that may be required to permit the Indenture to be qualified under the Trust Indenture Act of 1939 of the United States of America or (ii) for any one or more of the following purposes:

          (a) (x) to make any changes or corrections in this Indenture or any Supplemental Indenture as to which the Authority shall have been advised by counsel that the same are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provision or omission or mistake or manifest error contained in this Indenture or Supplemental Indenture, or
     (y) to insert in this Indenture such provisions clarifying matters or questions arising under this Indenture as are necessary or desirable if such provisions shall not materially and adversely affect the rights of the Holders;

          (b) to add additional covenants and agreements of the Authority for the purpose of further securing the payment of the Bonds;

          (c) to surrender any right, power or privilege reserved to or conferred upon the Authority by the terms of this Indenture;

          (d) to confirm as further assurance any lien, pledge or charge, or the subjection to any lien, pledge or charge, created or to be created by the provisions of this Indenture or any Supplemental Indenture;

          (e) to grant to or confer upon the Holders any additional rights, remedies, powers, authority or security that lawfully may be granted to or conferred upon them, or to grant to or to confer upon the Trustee for the benefit of the Holders any additional rights, duties, remedies, power or authority;

          (f) to provide for the issuance of Bonds in book entry or coupon form, if at the time permitted by applicable law;

          (g) to provide for the substitution of rating agencies;

          (h) to provide for any new administrative or procedural provisions made necessary or desirable by the issuance of a Credit Facility, including, but not limited to, any amendment necessary to obtain a rating on the Bonds based upon such facility; and

          (i) to modify, amend or supplement the Indenture in such manner as to permit the qualification of the Bonds for deposit with a Securities Depository, and, in connection therewith, if they so determine, to add to the Indenture, such other terms, conditions and provisions as may be required to permit such qualification.

     No Supplemental Indenture shall be entered into without the consent of the Bond Insurer (which consent shall not be unreasonably withheld), and unless in the opinion of Bond Counsel which shall be delivered and addressed to the Trustee (which opinion may be combined with the opinion required by Section 15.04) the execution of such Supplemental Indenture is permitted by the foregoing provisions of this Section and the provisions of such Supplemental Indenture do not materially and adversely affect the rights of the Holders of the Bonds and the Trustee may rely on any such opinion.

     Section 15.02. Amending and Supplementing Indenture with Consent of Holders. With the consent of the Holders of a majority in principal amount of the Bonds then Outstanding and the Bond Insurer, the Authority and the Trustee from time to time and at any time may enter into a Supplemental Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture, or modifying or amending the rights and obligations of the Authority hereunder, or modifying or amending in any manner the rights of the Holders; provided that, without the consent of the Bond Insurer (which consent shall not be unreasonably withheld) and the specific consent of the Holders of all Bonds Outstanding which would be affected thereby no Supplemental Indenture amending or supplementing the provisions hereof shall: (a) change the fixed maturity date for the payment of the principal of any Bond, or the dates for the payment of interest thereon or the terms of the purchase or redemption thereof, or reduce the principal amount of any Bond or the rate of interest thereon or the method of calculating the same except as otherwise provided in this Indenture; or (b) reduce the aforesaid percentage of Bonds, the Holders of which are required to consent to any Supplemental Indenture amending or supplementing the provisions of this Indenture; or (c) give to any Bond any preference over any other Bond secured hereby; or (d) authorize the creation of any pledge of payments under the Participation Agreement or Company Obligation Payments prior or superior to the pledge of a lien and charge thereon assigned herein for the payment of the Bonds; or (e) effect any change in the purchase or redemption provisions relating to the Bonds; or (f) deprive any Holders in any material respect of the security afforded by this Indenture. A modification or amendment of the provisions of Article VI hereof with respect to the Bond Fund or any other Funds or Accounts established thereby shall not be deemed a change in the terms of payment; provided that no such modification or amendment shall, except upon the consent of the Holders of all Bonds Outstanding affected thereby, reduce the amount or amounts required to be deposited in the Bond Fund. Nothing in this paragraph contained, however, shall be construed as making necessary the approval of the Holders of the execution of any Supplemental Indenture authorized by the provisions of Section 15.01.

     The proof of the giving of any consent by any Holder required by this Section and of the holding of the Bonds for the purpose of giving consents shall be made in accordance with the provisions of Article XIV. It shall not be necessary that the consent of the Holders approve the particular form of wording of the proposed supplemental amendment or supplement, but it shall be sufficient if such consent approves the substance of the proposed amendment or supplement. After the Holders of the required percentage of Bonds shall have filed their consents to the amending or supplementing hereof pursuant to this Section, the Authority shall mail a copy of notice of such consent, postage prepaid, to each Holder at his or her address as it appears upon the books of registry and to the Trustee. Nothing in this paragraph contained, however, shall be construed as requiring the giving of notice of any amending or supplementing of this


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


Indenture authorized by this Section. A record of the consents shall be filed with the Trustee, and shall be proof of the matters therein stated until the contrary is proved. No action or proceeding to set aside or invalidate such Supplemental Indenture or any of the proceedings for its adoption shall be instituted or maintained unless such action or proceeding is commenced within sixty (60) days after the mailing of the notice required by this paragraph.

     Section 15.03. Notation upon Bonds; New Bonds Issued upon Amendments. The Bonds delivered after the effective date of any action taken as provided in this Article, if any, may and shall if required by the Trustee bear a notation as to such action, by endorsement or otherwise and in form approved by the Authority. In that case, upon demand of any Holder at such effective date and upon presentation of Bonds at the applicable Principal Corporate Trust Office of the Trustee or other transfer agent or registrar hereunder for such Bonds, and at such additional offices, if any, as the Authority may select and designate for that purpose, a suitable notation shall be made on the Bonds.

     Section 15.04. Effectiveness of Supplemental Indentures. Upon the execution pursuant to this Article by the Authority and the Trustee of any Supplemental Indenture amending or supplementing the provisions of this Indenture and the delivery to the Trustee of an opinion of Bond Counsel addressed to the Trustee (upon which opinion the Trustee, subject to the provisions of Article XIII, shall be fully protected in relying) to the effect that such Supplemental Indenture (a) is permitted by the provisions of this Article XV and has been duly executed in accordance with the provisions hereof and applicable law and that the provisions thereof are valid, and (b) does not have an adverse effect on the exclusion of interest on the Bonds from gross income for federal income tax purposes, or upon such later date as may be specified in such Supplemental Indenture, (i) this Indenture and the Bonds shall be modified and amended in accordance with such Supplemental Indenture; (ii) the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Authority, the Trustee, and the Holders shall thereafter be determined, exercised and enforced under this Indenture subject in all respects to such modifications and amendments; and (iii) all of the terms and conditions of any such Supplemental Indenture shall be a part of the terms and conditions of the Bonds and of this Indenture for any and all purposes.

     Section 15.05. Supplemental Indenture Affecting Credit Facility Issuer. No Supplemental Indenture affecting the rights or obligations of the Credit Facility Issuer which takes effect while any Credit Facility is in effect may be entered into by the Authority and the Trustee or be consented to by the Holders without written consent of each Credit Facility Issuer. So long as the conditions set forth in Section 8.02 are met by the Bond Insurer and with respect to the Policy, no Supplemental Indenture may be entered into by the Authority and the Trustee without written consent of the Bond Insurer.

     Section 15.06. Supplemental Agreements Not Requiring the Consent of the Holders. The Authority and the Company may, with the written consent of the Trustee but without notice to or consent of any Holder, from time to time and at any time, agree to such supplemental agreements supplementing the Participation Agreement or amendments to the Participation Agreement as shall not be inconsistent with the terms and provisions of the Participation Agreement or this Indenture and, in the opinion of the Authority, shall not be detrimental to the interests of the Holders (which Supplemental Agreements shall thereafter form a part of the Participation Agreement):

          (a) to cure any ambiguity or formal defect or omission in the Participation Agreement or in any Supplemental Agreement;

          (b) to grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers, authority or security that may lawfully be granted to or conferred upon the Holders or the Trustee; or

          (c) to provide for or add any further changes or corrections that are necessary or desirable to comply with any Supplemental Indenture entered into pursuant to Section 15.01;

provided that no such Supplemental Agreement shall be effective without the consent of the Bond Insurer (which consent shall not be unreasonably withheld), and provided further that no such Supplemental Agreement which takes effect while a Credit Facility is in effect shall be effective prior to the receipt by such parties of the written consent of each Credit Facility Issuer.

     Section 15.07. Notice and Consent for Supplemental Agreements Requiring the Consent of the Holders. Except for Supplemental Agreements or amendments provided for in Section 15.06, neither the Authority nor the Trustee shall agree or consent, as the case may be, to any Supplemental Agreement or amendment to the Participation Agreement unless notice of the proposed execution of such Supplemental Agreement or amendment shall have been given and the Holders shall have consented to and approved the execution thereof in the same manner and form as provided for in Section 15.02 in the case of Supplemental Indentures; provided that no such Supplemental Agreement which materially and adversely affects any issuer of a Credit Facility (so long as such Credit Facility is in effect) shall be effective prior to the receipt by such parties of the written consent of the Credit Facility Issuer.

     Section 15.08. Effectiveness of Supplemental Agreement. Upon the execution pursuant to this Article and of applicable law by the Authority and the Company of any Supplemental Agreement amending or supplementing the provisions of the Participation Agreement and the delivery to the Trustee of an Opinion of Bond Counsel that such Supplemental Agreement is in due form, has been duly executed in accordance with the provisions hereof and applicable law and that the provisions thereof are valid (upon which opinion the Trustee, subject to the provisions of Article XIII, shall be fully protected in relying), or upon such later date as may be specified in such Supplemental Agreement, (i) the Participation Agreement shall be modified and amended in accordance with such Supplemental Agreement; (ii) the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Authority and the Company shall thereafter be determined, exercised and enforced thereunder subject in all respects to such modifications and amendments; and (iii) all of the terms and conditions of any such Supplemental Agreement shall be a part of the terms and conditions thereof for any and all purposes.

     Section 15.09. Supplemental Agreement Affecting Credit Facility Provider. No Supplemental Agreement or amendments to the Participation Agreement affecting the rights or obligations of the Credit Facility Issuer which take effect while any Credit Facility is in effect may be entered into by the Authority or be consented to by the Holders without written consent of each Credit Facility Issuer. So long as the conditions set forth in Section 8.02 are met by the Bond Insurer and with respect to the Policy, no Supplemental Agreement may be entered into by the Authority or be consented to by the Trustee without written consent of the Bond Insurer.

                                  ARTICLE XVI

                                   DEFEASANCE

     Section 16.01. Discharge of Liens and Pledges; Bonds No Longer Deemed to be Outstanding Hereunder. Bonds shall continue to be Outstanding hereunder until such Bonds shall be cancelled in accordance with Section 2.09 or paid at maturity or redeemed pursuant to Article II or Article IX or otherwise defeased. The obligations of the Authority under this Indenture and the liens, pledges, charges, trusts, covenants and agreements of the Authority, herein made or provided for, shall be, subject to the terms of Section 16.02, fully discharged and satisfied as to the Bonds or portion thereof and the Bonds shall no longer be deemed to be Outstanding hereunder:

          (a) when the Bonds shall have been cancelled, or shall have been surrendered for cancellation and are subject to cancellation, or shall have been redeemed by the Trustee from monies held by it under this Indenture; or

          (b) if the Bonds have not been cancelled or so surrendered for cancellation or subject to cancellation, or so redeemed, when (1) payment of the principal of and premium, if any, on the Bonds, plus interest on such principal to the due date thereof (whether such due date be by reason of maturity or upon redemption or prepayment, or otherwise) and of any purchase price which is or may become due on such Bonds either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided for by irrevocably depositing with the Trustee in trust, and irrevocably appropriating and setting aside exclusively for such payments (A) monies sufficient to make such payment, or (B) Governmental Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of sufficient and timely monies to make such payments when due, or (C) a combination of both such monies and Governmental Obligations, whichever the Authority deems to be in its best interest, (2) there shall have been delivered to the Trustee and the Bond Insurer (x) a letter addressed to the Trustee from a firm of independent public accountants verifying the mathematical accuracy of the sufficiency of the deposit made pursuant to
     (1)(ii) above, and (y) an opinion of Bond Counsel to the effect that upon the provision of payment on the Bonds as described in (1)(ii) above, the Bonds are no longer deemed to be Outstanding under the Indenture, and (3) all necessary and proper fees, compensation and expenses of the Trustee, the Registrar and Paying Agent and the Authority pertaining to the Bonds or portion thereof with respect to which such deposit is made, shall have been paid or the payment thereof provided to the satisfaction of the Trustee.

     At such time as the Bonds shall be deemed to be no longer Outstanding hereunder, as aforesaid, such Bonds shall cease to accrue interest from the due date thereof (whether such due date occurs by reason of maturity, or upon redemption or prepayment or otherwise) and, except for the purposes of any such payment from such monies or Governmental Obligations, shall no longer be secured by or entitled to the benefits of this Indenture.


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


     Any such monies so deposited with the Trustee as provided in this Section may at the written direction of the Company also be invested and reinvested in Governmental Obligations, maturing in the amounts and times as hereinbefore set forth, and all income from all Governmental Obligations in the hands of the Trustee pursuant to this Section which is not required for the payment of the Bonds and interest thereon with respect to which such monies shall have been so deposited shall be paid to the Company or if any Bonds are then Outstanding, be deposited in the Bond Fund to pay the principal amount of Bonds then payable as and when realized and collected.

     Anything in this Article XVI to the contrary notwithstanding, if monies or Governmental Obligations have been deposited or set aside with the Trustee pursuant to this Section for the payment of the Bonds, the Bonds shall be deemed to have been paid in full. No amendment to the provisions of this Article shall be made without the consent of the Holders of the Bonds affected thereby.

     The Trustee shall promptly surrender any Credit Facility (if appropriate for the type of instrument or instruments then serving as Credit Facility) to the issuer of such Credit Facility for cancellation or shall otherwise take appropriate action to terminate the Credit Facility following any such defeasance.

     Section 16.02. Release of Indenture, Termination of Right, Title and Interest of Trustee. When the Bonds shall be deemed to be paid in accordance with the provisions of Section 16.01, then and in the case all right, title and interest of the Trustee under this Indenture shall thereupon cease, determine and become void, and the Trustee in such case shall release this Indenture, shall execute such documents to evidence such release as may be reasonably required by the Authority and furnish the Authority with the same, and shall turn over to the Company any surplus monies and balances remaining in any of the Funds and Accounts created in or held under this Indenture, other than monies and Governmental Obligations held by it pursuant to Section 16.01 or the provisions of Section 16.03 for the redemption, payment or prepayment of the Bonds; otherwise, this Indenture shall be, continue and remain in full force and effect.

     Notwithstanding the satisfaction and discharge of this Indenture, the rights of the Trustee and the Registrar and Paying Agent under Article XIII shall survive defeasance of the Bonds hereunder.

     Section 16.03. Bonds Not Presented for Payment When Due; Monies Held for the Bonds after Due Date of Bonds. Subject to the provisions of the next sentence of this paragraph, if the Bonds shall not be presented for payment when the principal thereof shall become due, whether at maturity or at the date fixed for the redemption thereof, or otherwise, and if monies or Governmental Obligations shall at such due date be held by the Trustee in trust for that purpose sufficient and available to pay the principal of and premium, if any, on the Bonds, together with all interest due on such principal to the due date thereof or to the date fixed for redemption thereof, all liability of the Authority and the Company for such payment shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold said monies or Governmental Obligations without liability to the Holders for interest thereon, in trust for the benefit of the Holders, which thereafter shall be restricted exclusively to said monies or Governmental Obligations for any claim of whatever nature on its part on or with respect to the Bonds, including for any claim for the payment thereof. Notwithstanding anything to the contrary in Section 6.04, any monies or Governmental Obligations held by the

Trustee for the Holders after the principal of and premium, if any, and interest on the Bonds or any portion thereof with respect to which such monies or Governmental Obligations have been so set aside has become due and payable (whether at maturity or upon redemption or prepayment or otherwise) shall be either held uninvested as cash or at the written direction of the Company invested and reinvested in Governmental Obligations which mature on the next Business Day. Any such monies or Governmental Obligations held by the Trustee for the Holders after the principal of and premium, if any, and interest on the Bonds or any portion thereof with respect to which such monies or Governmental Obligations have been so set aside has become due and payable (whether at maturity or upon redemption or prepayment or otherwise) shall be deemed abandoned property when such monies or Governmental Obligations shall have remained unpaid or undelivered to the Holder or Holders entitled thereto for three years from the date the principal of and premium, if any, and interest on the Bonds or any portion thereof has become due and payable and shall be subject to the laws of the State of New York relating to disposition of unclaimed property.








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



                                  ARTICLE XVII

                                  FORM OF BONDS
                    AND ENDORSEMENT AND ASSIGNMENT PROVISIONS

     Section 17.01. Form of Bonds and Endorsement and Assignment Provisions. The form of Bond, the form of the certificate of authentication thereof, the form of endorsement to appear thereon and the form of assignment thereof shall be substantially in the form set forth in Appendix A hereto.












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


                                 ARTICLE XVIII

                                  MISCELLANEOUS

     Section 18.01. Benefits of Indenture Limited to Authority, Company, Trustee, Registrar and Paying Agent, Credit Facility Issuer, and Holders of the Bonds. With the exception of rights or benefits herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or should be construed to confer upon or give to any person other than the Authority, the Company, the Trustee, the Registrar and Paying Agent, the Credit Facility Issuer, and the Holders of the Bonds any legal or equitable right, remedy or claim under or by reason of or in respect to this Indenture or any covenant, condition, stipulation, promise, agreement or provision herein contained. Unless otherwise expressly set forth herein, this Indenture and all of the covenants, conditions, stipulations, promises, agreements and provisions hereof are intended to be and shall be for and inure to the sole and exclusive benefit of the Authority, the Company, the Trustee, the Registrar and Paying Agent, the Credit Facility Issuer, the Bond Insurer and the Holders of the Bonds as herein and therein provided.

     Section 18.02. Indenture a Contract; Indenture Binding Upon Successors or Assigns of the Authority. In consideration of the acceptance of the Bonds by any person who shall hold the same from time to time, each of the obligations, duties, limitations and restraints imposed by this Indenture upon the Authority or any employee thereof shall be deemed to be a covenant between the Authority and every Holder and this Indenture and every provision and covenant hereof shall be a contract by the Authority with the Holders of the Bonds issued hereunder to secure the full and final payment of the principal of, premium, if any, of and the interest on the Bonds executed and delivered hereunder. The provisions of the Act shall be a contract by the Authority with the Holders and the duties of the Authority and any employee thereof under the Act shall be enforceable by the Holders. This Indenture shall be enforceable by the Holders, by mandamus or other appropriate suit, action or proceeding in any court of competent jurisdiction. The covenants and agreements herein set forth to be performed by the Authority and any employee thereof, shall be for the benefit, security and protection of the Holders. All the terms, provisions, conditions, covenants, warranties and agreements contained in this Indenture shall be binding upon the assigns of the Authority, and shall inure to the benefit of the Trustee, its successors or substitutes in trust and assigns, and the Holders.

     Section 18.03. Notice to Holders of Bonds. Except as is otherwise provided in this Indenture, any provision for the mailing of a notice or other paper to the Holders shall be fully complied with if it is mailed postage prepaid, to the Holder of the Bonds at such Holder's address appearing upon the books of registry kept pursuant to Section 2.07. The Trustee shall furnish a copy of any notice to a Holder upon a request by the Holder that a copy of such notice be provided directly to the Holder; provided, however, that any failure to provide such a copy of a notice to a Holder shall not affect the validity of the provision of the notice in the preceding sentence.

     Section 18.04. Waiver of Notice. Whenever in this Indenture the giving of notice by mail, publication, or otherwise is required, the giving of such notice may be waived by the person entitled to receive such notice, and in any case the giving or receipt of such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 18.05. Effect of Saturdays, Sundays and Non-Business Days. Except as otherwise specifically provided herein, whenever this Indenture requires any action to be taken on a Saturday, Sunday or other day which is not a Business Day, such action shall be taken on the first Business Day occurring thereafter. Except as otherwise specifically provided herein, whenever in this Indenture the time within which any action is required to be taken or within which any right will lapse or expire shall terminate on a Saturday, Sunday or other day which is not a Business Day, such time shall continue to run until midnight on the next succeeding Business Day.

     Section 18.06. Partial Invalidity. If any one or more of the covenants or agreements or portions thereof provided in this Indenture on the part of the Authority or the Trustee to be performed should be determined by a court of competent jurisdiction to be contrary to law, then such covenant or covenants, or such agreement or agreements, or such portions thereof, shall be deemed severable from the remaining covenants and agreements or portions thereof provided in this Indenture and the invalidity thereof shall in no way affect the validity of the other provisions of this Indenture or of the Bonds, but the Holders shall retain all the rights and benefits accorded to them hereunder and under any applicable provisions of law.

     If any provisions of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable or invalid in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable or invalid in any other case or circumstance, or of rendering any other provision or provisions herein contained inoperative or unenforceable or invalid to any extent whatsoever.

     Section 18.07. Law and Place of Enforcement of Indenture. This Indenture shall be construed and interpreted in accordance with the laws of the State of New York and all suits and actions arising out of this Indenture shall be instituted in a court of competent jurisdiction in the State of New York.

     Section 18.08. Requests, Approvals and Directions of Authority. Whenever in this Indenture a request, approval, direction or other action is required of the Authority, such request, approval, direction or other action shall be in the form of and evidenced by a certificate of an Authorized Officer of the Authority unless otherwise provided herein.

     Section 18.09. Notices, Demands; Requests. Except as otherwise set forth herein, all notices, demands, directions and requests to be given to or made hereunder by the Company, the Authority, the Trustee, the Remarketing Agent, the Auction Agent and the Registrar and Paying Agent shall be given or made in writing and shall be deemed to be properly given or made if sent by first class United States mail, postage prepaid, addressed as follows:

(a) As to the Company                   Michael Taunton
                                        Senior Vice President, Treasurer & Chief
                                        Risk Officer
                                        One MetroTech Center
                                        Brooklyn, NY 11201-3851

(b) As to the Authority                 17 Columbia Circle
                                        Albany, New York 12203
                                        Attention: President

(c) As to the Trustee                   Citibank, N.A.
                                        388 Greenwich Street, 14th Floor
                                        New York, NY 10013
                                        Attn: Agency & Trust, KeySpan

(d) As to the Registrar and             Citibank, N.A.
       Paying Agent                     388 Greenwich Street, 14th Floor
                                        New York, NY 10013
                                        Attn:  Agency & Trust, KeySpan

(e) As to the Bond Insurer              125 Park Avenue, 5th Floor
                                        New York, NY 10017


     Any such notice, demand, direction or request may also be transmitted to the appropriate above-mentioned party by telegram, telecopy, telex or similar means and shall be deemed to be properly given or made at the time of such transmission if, and only if, such transmission of notice shall be in writing and sent as specified above.

     Any notice, demand, direction or request given or transmitted to the Trustee or the Authority shall be effective only upon receipt. Any notice received by the Trustee as provided in this Section 18.09 shall constitute actual knowledge of a Responsible Officer of the Trustee.

     Any notice that is required to be given to a holder of the Bond or to the Trustee pursuant to the Indenture shall also be provided to the Bond Insurer, and all notices required to be given to the Bond Insurer under the Indenture shall be in writing.

     Any of such addresses may be changed at any time upon written notice of such change sent by first-class United States mail, postage prepaid, to the other parties by the party affecting the change.

     If the Bonds shall be rated by Moody's, the Trustee shall furnish to Moody's at 99 Church Street, New York, New York, Attention: Corporate Department Structured Finance Group or such other office as Moody's may designate to the Trustee, if the Bonds shall be rated by S&P, the Trustee shall furnish to S&P at 55 Water Street, New York, New York 10041, Attention: Letter of Credit Surveillance Group, and if the Bonds shall be rated by Fitch, the Trustee shall furnish to Fitch Ratings at One State Street Plaza, New York, New York 10004,
Attention: Municipal Structured Finance Group (i) a copy of each amendment to the Indenture, Participation Agreement, and each Credit Facility of which it has knowledge, (ii) notice of the termination, extension or expiration of any Credit Facility, (iii) notice of the payment of all the Bonds (iv) notice of a Change in the Interest Rate Mode, and (v) notice of any successor Trustee, Registrar and Paying Agent or Remarketing Agent; provided, however, that failure by the Trustee to so notify Moody's, S&P or Fitch shall not result in any liability on the part of the Trustee or affect the validity of such documents or actions.

     Section 18.10. Effect of Article and Section Headings and Table of Contents. The heading or titles of the several Articles and Sections hereof, and any table of contents appended hereto or to copies hereof, shall be solely for convenience of reference and shall not affect the meaning, construction, interpretation or effect of this Indenture.

     Section 18.11. Liability of Authority Limited to Revenues. Notwithstanding anything in this Indenture or in the Bonds contained, the Authority shall not be required to advance any monies derived from any source other than the Revenues and other assets pledged under this Indenture for any of the purposes in this Indenture mentioned, whether for the payment of the principal or redemption price of or interest on the Bonds or for any other purpose of this Indenture. Pursuant to Section 4.08 of the Participation Agreement, the Company has agreed to indemnify and hold harmless the Authority and the Trustee from all liability arising hereunder and for any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever arising out of the operation or any Project or the financing thereof.

     Section 18.12. Waiver of Personal Liability. No member, officer, agent or employee of the Authority shall be individually or personally liable for the payment of the principal of or premium, if any, or interest on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof; but nothing herein contained shall relieve any such member, officer, agent or employee from the performance of any official duty provided by law or by this Indenture.

     Section 18.13. Indenture May be Executed in Counterparts; Effectiveness of Indenture. This Indenture may be simultaneously executed in counterparts. Each such counterpart so executed shall be deemed to be an original, and all together shall constitute but one and the same instrument. This Indenture shall take effect on the Effective Date. Notwithstanding the Effective Date, for convenience and purposes of reference this Indenture shall be dated as of November 1, 2005 and may be cited and referred to as the "Indenture of Trust dated as of November 1, 2005".

                 [Signature Page S-1 of this Indenture Follows]

     IN WITNESS WHEREOF, the Authority has caused this Indenture to be executed by its President, Vice President or Treasurer and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, and the Trustee has caused this Indenture to be executed by its authorized officer, all as of the date first above written.

                                                  NEW YORK STATE ENERGY RESEARCH
                                                   AND DEVELOPMENT AUTHORITY


                                                  By
                                                     -------------------
                                                       President

(SEAL)

Attest:

---------------------------------
         Assistant Secretary

                                                  CITIBANK, N.A., as Trustee,


                                                  By
                                                     -------------------

                                                                     APPENDIX A


                                 [Form of Bonds]

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Authority's agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                       NEW YORK STATE ENERGY RESEARCH AND
                              DEVELOPMENT AUTHORITY
                          Gas Facilities Revenue Bonds
(The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project),
                                  2005 Series A


No. 2005 AR-                                                                                            $82,000,000


                INTEREST RATE
                  ON DATE OF                                               ORIGINAL
               AUTHENTICATION             MATURITY DATE                   ISSUE DATE                   CUSIP
               --------------             -------------                   ----------                   -----
                                         February 1, 2024              November 1, 2005

REGISTERED OWNER:

PRINCIPAL SUM:  EIGHTY-TWO MILLION DOLLARS

     NEW YORK STATE ENERGY RESEARCH AND DEVELOPMENT AUTHORITY (the "Authority"), a body corporate and politic, constituting a public benefit corporation, organized and existing under and by virtue of the laws of the State of New York, for value received, hereby promises to pay, but solely from the revenues, income and other monies hereinafter specified and not otherwise, to the registered owner named above or registered assigns, the principal amount specified above on the maturity date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this Bond, and to pay interest on such principal amount, but solely from such revenues, income and other monies hereinafter specified and not otherwise, from the date of authentication hereof, or, if later, from the February 1 or August 1 next preceding the date of authentication to which interest shall have been paid, unless such date of authentication is a February 1 or August 1 to which interest shall have been paid, in which case from such date until the Authority's obligation with respect to the payment of the principal amount of such Bond shall be discharged, at the rate of interest per annum specified above, such interest being payable on February 1 and August 1 in each year, commencing February 1, 2006, by check mailed to the registered owner hereof at his or her address as it appears on the registration books kept by the Registrar and Paying Agent pursuant to the Indenture hereinafter mentioned; provided, that (i) while the Securities Depository (as defined in the Indenture) is the registered owner of the Bonds, all payments of principal of and premium, if any, and interest on the Bonds shall be paid to the Securities Depository by wire transfer, and (ii) interest on the Bonds shall be payable, at the option of any registered owner of at least one million dollars ($1,000,000) in aggregate principal amount of the Bonds, by wire transfer upon written notice received by the Registrar and Paying Agent from such registered owner at least five days prior to the Record Date, containing the wire transfer address (which shall be in the continental United States) to which such registered owner wishes to have such wire directed. If interest is in default it shall be paid to the person in whose name this Bond is registered as of the close of business on a Special Record Date as set forth in the Indenture. Except as set forth above, principal of and premium, if any, on this Bond are payable at the applicable Principal Corporate Trust Office of Citibank, N.A., in New York, New York, as Registrar and Paying Agent of the Bonds. Principal of and premium, if any, and interest on this Bond are payable in lawful money of the United States of America.

     This Bond is one of a duly authorized issue of Bonds of the Authority designated as "Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series A", issued in the aggregate principal amount of eighty-two million dollars ($82,000,000) (the "Bonds"). The Bonds may be designated and redesignated from time to time by the Authority in such a way as to identify one or more subseries of the Bonds pursuant to Article II of the Indenture. This Bond and the issue of which it is one are authorized to be issued and are issued under, pursuant to and in full compliance with the Constitution and statutes of the State of New York, including particularly the New York State Energy Research and Development Authority Act, Title 9 of Article 8 of the Public Authorities Law of the State of New York, as amended (the "Act"), a resolution of the Authority adopted on September 19, 2005, and an Indenture of Trust dated as of November 1, 2005 between the Authority and Citibank, N.A. as Trustee (herein, as it may be amended from time to time, called the "Indenture"). The Bonds are being issued pursuant to a Participation Agreement dated as of November 1, 2005 (hereinafter, as it may be amended or supplemented from time to time, called the "Participation Agreement"), between the Authority and The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York (the "Company") for the purpose of refinancing certain prior obligations originally issued to provide funds for the acquisition, construction, and installation of certain facilities for the local furnishing of gas within The City of New York (all of said facilities being referred to herein as the "Project"). Pursuant to the Participation Agreement, the Company delivered the Company Obligation to the Trustee, pursuant to which the Company is required to make payments to the Trustee for deposit to the Bond Fund established pursuant to the Indenture in an amount sufficient to pay principal of and premium, if any, and interest on the Bonds when due. A copy of the Participation Agreement is on file at the applicable Principal Corporate Trust Office of the Trustee, and reference is hereby directed to the Participation Agreement for the provisions thereof.

     A copy of the Indenture is on file at the applicable Principal Corporate Trust Office of the Trustee. Reference is hereby directed to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Bonds; the collection and disposition of revenues; a description of the nature and extent of the security for the Bonds, the funds and monies pledged for the payment of the principal of and premium, if any, and interest on the Bonds; the nature and extent and manner of enforcement of the pledge; the rights and remedies of the registered owners of Bonds with respect thereto; the conditions for and the permissible extent of alteration, modification and amendment of the Indenture; the terms and conditions upon which this Bond and the issue of which it is one are issued; the rights, duties and obligations of the Authority and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts and covenants made therein may be discharged at or prior to the maturity, purchase or redemption of this issue and pursuant to which this Bond thereafter will no longer be secured by the Indenture, or be deemed to be outstanding thereunder, if sufficient monies or certain specified securities shall have been deposited with the Trustee and held in trust solely for the payment thereof; and for all other terms and provisions thereof. The provisions of the Act and the Indenture shall be a contract with the registered owner of this Bond, and the duties of the Authority and any employee thereof under said Act and the Indenture shall be enforceable by the registered owner hereof, by mandamus or other appropriate suit, action or proceeding, in any court of competent jurisdiction in the State of New York.

     The Bonds are not general obligations of the Authority, and shall not constitute indebtedness of or a charge against the general credit of the Authority or give rise to any pecuniary liability of the Authority. The liability of the Authority under the Bonds shall be enforceable only to the extent provided in the Indenture, and the Bonds shall be payable solely from the monies and revenues received from the payments made by the Company pursuant to the Company Obligation and the Participation Agreement and the other monies, rights and properties pledged under the Indenture including the proceeds of a Credit Facility (other than a Policy), if any, and not from any other fund or source. Pursuant to the Indenture, the Authority has pledged and assigned to the Trustee its right, title and interest (with certain exceptions) in the Participation Agreement to secure the payment of the principal of and premium, if any, and interest on the Bonds. The Bonds are and shall be secured by a prior and paramount lien and charge on said monies and revenues. The Bonds shall not be a debt of the State of New York, and the State of New York shall not be liable thereon. The Bonds are payable solely from the payments made under the Company Obligation and the monies and revenues pledged under the Indenture to the payment thereof. Neither the Authority nor the State of New York is obligated to provide for the payment of the purchase price of tendered Bonds or payment of principal, premium, if any, or interest on the Bonds.

     This Bond shall not be entitled to any security, right or benefit under the Indenture or become valid or obligatory for any purpose until it shall have been authenticated by the Trustee by its execution of the certificate of authentication endorsed hereon.

     No covenant or agreement contained in this Bond or the Indenture shall be deemed to be a covenant or agreement of any member, agent or employee of the Authority in his or her individual capacity, and neither the members of the Authority nor any officer thereof executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

     It is hereby certified, recited and declared that all acts, conditions and things required by the Constitution and laws of the State of New York and the Indenture to exist, to have happened and to have been performed precedent to and in the issuance of this Bond and the issue of which this Bond is a part, do exist, have happened and have been performed in due time, form and manner as required by such Constitution, laws and the Indenture; that the amount of this Bond and the issue of which this Bond is a part does not exceed any constitutional or statutory limitations of indebtedness; and that provision has been made for the payment of the principal of and premium, if any, and interest on this Bond and the series of which it is a part as provided in the Indenture.

     EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.10 OF THE INDENTURE, THIS GLOBAL BOND MAY, AT THE REQUEST OF THE COMPANY, BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO A NOMINEE OF THE SECURITIES DEPOSITORY OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.

     The Bonds will bear interest at a Fixed Rate. Anything in the Indenture to the contrary notwithstanding, in no event shall the interest rate borne by any Bond exceed the maximum rate allowable by applicable law. Interest accrued on the Bonds shall be computed on the basis of a 360-day year, consisting of twelve
(12) thirty (30) day months.

Redemption Provisions

     Optional Redemption. The Bonds shall be subject to redemption at the option of the Authority exercised at the direction of the Company, at any time on and after February l, 2016, as a whole or in part at a price equal to the principal amount thereof.

     Special Tax Redemption Provisions. The Bonds shall be subject to mandatory redemption as a whole (provided, however, that the Bonds shall be redeemed in part if the Company obtains an Opinion of Bond Counsel to the effect that, by redeeming such portion of the Bonds, the interest on the remaining Bonds will not be included for Federal income tax purposes in the gross income of any owner of the Bonds (other than an owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a)(1) of the Code)) at any time at a redemption price equal to 100% of the principal amount thereof, together with unpaid interest accrued thereon to the redemption date, if, in a published or private ruling of the Internal Revenue Service or in a final, nonappealable judicial decision by a court of competent jurisdiction (provided that the Company has been afforded the opportunity to participate at its own expense in the proceeding resulting in such ruling or in the litigation resulting in such decision, as the case may be), it is determined that, as a result of a failure by the Company to observe any covenant, agreement or representation in the Participation Agreement or the Tax Regulatory Agreement, interest on the Bonds is included for Federal income tax purposes in the gross income (as defined in Section 61 of the Code) of any owner of a Bond (other than a "substantial user" of the Project or a "related person" within the meaning of
Section 147(a)(1) of the Code), and, in such event, the Bonds shall be subject to such mandatory redemption not more than one hundred eighty (180) days after receipt by the Trustee of notice of such published or private ruling or judicial decision and a demand for redemption of the Bonds. The occurrence of an event requiring the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole obligation in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by the Indenture.

     The Bonds may be redeemed in whole or in part at any time at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest thereon to the redemption date, if the Company has determined, on the basis of the advice of Bond Counsel that, as a result of any action taken or expected to be taken, or failure to take action, a reasonable risk exists that interest on the bonds will not be excludable from gross income for federal tax purposes. Such conclusion and certification shall be evidenced by delivery to the Trustee of a written certificate of an Authorized Company Representative to the effect that the Company has reached such conclusion, together with a copy of such advice of Bond Counsel. The occurrence of an event permitting the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole option in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by the Indenture.

     The Bonds will also be subject to mandatory redemption at a redemption price equal to one hundred three percent (103%) of the principal amount thereof plus unpaid interest accrued thereon to the redemption date if the Company reasonably concludes and certifies to the Trustee in writing that the business, properties, condition (financial or otherwise), operations or business prospects of the Company will be materially and adversely affected unless the Company takes or omits to take a specified action and that the Company has been advised in writing by Bond Counsel that the specified action or omission would cause the use of the Project to be such that, pursuant to Section 150 of the Code, the Company would not be entitled to deduct the interest on the Bonds for purposes of determining the Company's Federal taxable income, for a period of not less than ninety (90) consecutive or nonconsecutive days during a twelve-month period. Such conclusion and certification shall be evidenced by delivery to the Trustee of a written certificate of an Authorized Company Representative to the effect that the Company has reached such conclusion, together with a certified copy of a resolution of the Board of Trustees of the Company authorizing such certificate and a copy of such advice of Bond Counsel. In the event that the Bonds become subject to redemption as provided in this paragraph, the Bonds will be redeemed in whole unless redemption of a portion of the Bonds outstanding would, in the opinion of Bond Counsel, have the result that interest payable on the Bonds remaining outstanding after such redemption would be deductible for purposes of determining the Federal taxable income of the Company, and, in such event, the Bonds to be redeemed shall be selected (in the principal amount of $5,000 or any integral multiple thereof) by lot, in such amount as is necessary to accomplish that result. The occurrence of an event requiring the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole option in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by the Indenture.

     Extraordinary Redemption at demand of the State. In accordance with the provisions of Section 1864 of the Act, the State of New York may, upon furnishing sufficient funds therefor, require the Authority to redeem prior to maturity, as a whole, any issue of Bonds, on any interest payment date not less than twenty years after the date of the Bonds of such issue. The Trustee shall deposit such funds in the Bond Fund and, upon notice given as provided in the Indenture, shall apply such funds to the redemption of such Bonds, at a redemption price equal to the applicable optional redemption price set forth in the Indenture or 105 per cent of the principal amount of the Bonds to be redeemed, whichever is less, together with accrued interest, if any, to the date fixed for redemption, all in the manner provided in the Indenture. Upon such redemption, the Trustee shall assign the Company Obligation relating to the Bonds to or as directed in writing by the Authority.

     Procedure for Redemption. In the event any of the Bonds are called for redemption, the Trustee shall give notice of the redemption of such Bonds in accordance with the Indenture.

     Notice of redemption shall be given by mailing a copy of the redemption notice by first-class mail at least 30 days prior to the date fixed for redemption to the registered owners of the Bonds to be redeemed at the addresses shown on the registration books maintained by the Registrar and Paying Agent; provided, however, that failure to give notice or any defects in such notice shall not affect the proceedings for the redemption of the Bonds for which notice has been given.

     The Bonds may be transferred or exchanged by the registered owners thereof, in person or by his or her attorney duly authorized in writing, at the applicable Principal Corporate Trust Office of the Registrar and Paying Agent but only in the manner, subject to limitations and upon payment of the charges, if any, provided in the Indenture and upon the surrender thereof to the Registrar and Paying Agent for cancellation. Upon such transfer or exchange, a new Bond or Bonds of authorized denominations and of like aggregate principal amount as the Bond surrendered will be issued in exchange therefor.

     All terms used herein which are defined in the Indenture and not otherwise defined herein shall have the respective meanings set forth in the Indenture.

     This Bond shall be governed by and construed in accordance with laws of the State of New York.

     IN WITNESS WHEREOF, the Authority has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its President, Vice President or Treasurer and its seal or a facsimile thereof to be impressed, imprinted or otherwise reproduced hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary, as of the date set forth in the Certificate of Authentication.

                                              NEW YORK STATE ENERGY RESEARCH
                                                AND DEVELOPMENT AUTHORITY

[SEAL]


                                              By
                                                ---------------------------
                                                       President

Attest:



-----------------------------------
      Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

     This Bond is one of an issue described in the Indenture mentioned herein.



                                                     Citibank, N.A.,
                                                     as Trustee



                                                     By:
                                                        ---------------------
                                                           Authorized Officer

Date of Authentication:

                             STATEMENT OF INSURANCE


     Financial Guaranty Insurance Company ("Financial Guaranty") has issued a policy containing the following provisions with respect to the Bonds, such policy being on file at the applicable Principal Corporate Trust Office of Citibank, N.A., as paying agent (the "Paying Agent"):

     Financial Guaranty hereby unconditionally and irrevocably agrees to pay for disbursement to the Bondholders that portion of the principal of and interest on the Bonds which is then due for payment and which the Authority shall have failed to provide. Due for payment means, with respect to principal, the stated maturity date thereof and the date on which the Bonds shall have been duly called for mandatory redemption as a result of the interest on the Bonds having been determined to have become subject to federal income taxation, and does not refer to any earlier date on which the payment of principal of the Bonds is due by reason of call for redemption, acceleration or other advancement of maturity, and with respect to interest, the stated date for payment of such interest.

     Upon receipt of telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from a Bondholder or the Paying Agent to Financial Guaranty that the required payment of principal or interest (as applicable) has not been made by the Authority to the Paying Agent, Financial Guaranty on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with U.S. Bank Trust National Association, or its successor as its agent (the "Fiscal Agent"), sufficient to make the portion of such payment not paid by the Authority. Upon presentation to the Fiscal Agent of evidence satisfactory to it of the Bondholder's right to receive such payment and any appropriate instruments of assignment required to vest all of such Bondholder's right to such payment in Financial Guaranty, the Fiscal Agent will disburse such amount to the Bondholder.

     As used herein the term "Bondholder" means the person other than the Authority or the borrower(s) of bond proceeds who at the time of nonpayment of a Bond is entitled under the terms of such Bond to payment thereof.

          The policy is non-cancellable for any reason.

                      FINANCIAL GUARANTY INSURANCE COMPANY

                              [FORM OF ASSIGNMENT]

                  For value received ____________________________ hereby sells, assigns and transfers unto _____________________ the within mentioned Bond and hereby irrevocably constitutes and appoints _______________________, Attorney, to transfer the same on the registration books in the office of the Registrar and Paying Agent with full power of substitution in the premises.



                                            ----------------------------




Dated: _________________________



               I hereby certify that the above signature is true and genuine.

                                               ---------------------------
                                               Authorized Officer


                                               ____________________________ Bank




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